UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2019

WESTERN ASSET

CORPORATE BOND FUND

Beginning in January 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Corporate Bond Fund for the twelve-month reporting period ended December 31, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

January 31, 2020

II	Western Asset Corporate Bond Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management. Total return consists of income and capital appreciation. Under normal circumstances, the Fund invests at least 80% of its assets in corporate debt securities (including notes, bonds, debentures and commercial paper) and at least 80% of its assets in “investment grade” debt securities. Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories or, if unrated, securities that we determined to be of comparable credit quality. These securities may be secured or unsecured, may be issued by U.S. or foreign entities and may carry variable or floating rates of interest. The Fund also may invest in U.S. government securities and U.S. dollar denominated fixed-income securities of foreign issuers. The Fund may invest in securities of any maturity or durationi.

The Fund may invest up to 25% of its assets in non-U.S. dollar denominated fixed-income securities of foreign issuers. The Fund intends to invest not more than 10% of its assets in non-U.S. dollar denominated fixed-income securities of foreign issuers for which the Fund has not implemented a currency hedge.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives and other synthetic instruments that are intended to provide economic exposure to the securities or the issuer or to be used as a hedging technique. The Fund may use one or more of these instruments without limit. These instruments are taken into account when determining compliance with the Fund’s 80% policies. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets generally posted strong results over the twelve-month reporting period ended December 31, 2019. Spread sectors (non-Treasuries) largely outperformed Treasuries, but experienced periods of volatility. This was due to a number of factors, including moderating global growth, a “dovish pivot” by the Federal Reserve Board (the “Fed”)ii, the trade conflict between the U.S. and China, uncertainties surrounding Brexit and numerous other geopolitical issues.

Both short- and long-term U.S. Treasury yields declined during the reporting period. The yield for the two-year Treasury note began the reporting period at 2.48% and ended the

Western Asset Corporate Bond Fund 2019 Annual Report	1

Fund overview (cont’d)

period at 1.58%. The low for the period was 1.39% on October 3, 2019 and the high for the period of 2.62% occurred on January 18, 2019. The yield for the ten-year Treasury began the reporting period at 2.69% and ended the period at 1.92%. The low for the period was 1.47% on August 28, September 3 and September 4, 2019, and the high for the period of 2.79% occurred on January 18, 2019.

All told, the overall credit market, as represented by the Bloomberg Barclays U.S. Credit Indexiii, returned 13.80% during the twelve months ended December 31, 2019. Over the same period, the overall bond market, as measured by the Bloomberg Barclays U.S. Aggregate Indexiv, returned 8.72%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the overall quality of the portfolio by taking profits on certain securities rated BBB and reallocating a portion of the proceeds into A-rated securities. Elsewhere, we opportunistically increased the Fund’s allocation to securities rated BB. Within the investment-grade corporate bond market, we pared the Fund’s exposure to the Utilities sector and captured profits on certain bank credits. We tactically adjusted the Fund’s duration, starting the reporting period with a long position and ending the period with a short position versus the Bloomberg Barclays U.S. Credit Index, the Fund’s benchmark. In terms of yield curvev positioning, we moved from an overweight to an underweight in the long portion of the curve, while increasing the Fund’s exposure to the short end of the curve.

During the reporting period, Treasury futures were used to manage the Fund’s duration and yield curve positioning. These instruments slightly detracted from performance over the reporting period. Finally, credit default swaps, used to marginally adjust the Fund’s overall investment-grade exposure, modestly contributed to returns.

Performance review

For the twelve months ended December 31, 2019, Class A shares of Western Asset Corporate Bond Fund, excluding sales charges, returned 14.40%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Credit Index, returned 13.80% for the same period. The Lipper Corporate Debt Funds BBB-Rated Category Averagevi returned 13.10% over the same time frame.

2	Western Asset Corporate Bond Fund 2019 Annual Report

Performance Snapshot as of December 31, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Corporate Bond Fund:
Class A	3.45%	14.40%
Class C	3.10%	13.65%
Class C1[1]	3.25%	13.98%
Class I	3.62%	14.68%
Class P	3.36%	14.22%
Bloomberg Barclays U.S. Credit Index	4.06%	13.80%
Lipper Corporate Debt Funds BBB-Rated Category Average	3.62%	13.10%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2019 for Class A, Class C, Class C1, Class I and Class P shares were 2.42%, 1.88%, 2.64%, 2.91% and 2.34%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class I shares would have been 2.78%. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on a Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated April 29, 2019, as supplemented November 13, 2019, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class P shares were 0.96%, 1.61%, 1.37%, 0.65%, and 1.11%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Corporate Bond Fund 2019 Annual Report	3

Fund overview (cont’d)

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.95% for Class A shares, 1.70% for Class C shares, 1.40% for Class C1 shares, 0.55% for Class I shares and 1.20% for Class P shares. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was security selection. Overweight positions in European banks Intesa and UniCredit were additive for returns. Intesa reported strong operating profits, driven by resilient core revenues and lower than expected impairment charges. In addition, investing liquidity into financial assets rather than placing it with the European Central Bank (“ECB”)vii should help to further reduce pressure on its earnings. Furthermore, Intesa’s asset quality has improved, as its exposure to non-performing loans is now at its lowest level since 2009. UniCredit reported strong underlying net profits in 2019. Performance was driven by solid core revenues and positive developments in trading income. In addition, the bank’s strong cost focus helped drive the improvement in its cost/income ratio. Elsewhere, in the Capital Goods1 sector, an overweight in General Electric was beneficial, as it rebounded after a weak 2018. General Electric is a complex, asset rich conglomerate. The company’s bonds rallied in 2019 after poor performance in recent years. This was trigged by a number of factors, including positive sentiment for its new Chief Executive Officer, Henry Culp, and a bondholder-friendly strategy that closely aligns bondholder and shareholder interests. Culp has committed to continuing the company’s deleveraging strategy by cutting its dividend, targeting a sustainable credit rating, and reducing its net leverage.

The Fund’s quality biases were also positive for results during the reporting period. In particular, a large overweight to securities rated BBB was rewarded. These securities outperformed their higher-quality counterparts, as certain issuers continued to de-lever and investors looked to generate incremental yield in the low interest rate environment.

In terms of sector allocation, underweights to the Utilities and Transportation sectors were additive for results, as they lagged the benchmark.

[1]	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

4	Western Asset Corporate Bond Fund 2019 Annual Report

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was sector allocation. In particular, an overweight to emerging markets (largely due to Argentina) was negative for results. These securities were negatively impacted by the country’s external financing needs and heightened political uncertainty. In particular, an unexpectedly large margin of victory for the opposition party in Argentina’s presidential primaries caused debt domiciled in the country to decline considerably in August 2019. Given current valuations and International Monetary Fund (“IMF”)viii involvement, we are maintaining the Fund’s corporate and sovereign overweights. Elsewhere, an underweight to the Communication Services sector detracted from results, as it outperformed the benchmark during the reporting period.

A number of individual holdings were also headwinds for returns, including the Fund’s overweight position in Northwest ACQ Dominion. Northwest ACQ/Dominion is a Canadian mining company. Standard & Poor’s downgraded its rating following the release of its third quarter 2019 results and the company’s “Life of Mine” plan where management acknowledged a cash shortfall and need for external funding for certain bonds. The Fund maintained its position, as the external funding plan has essentially bought the company more time to further develop other opportunities. It should also allow management time to “explore alternative sources of liquidity and opportunities to decrease debt and interest expense, extend debt maturities and improve liquidity.”

Thank you for your investment in Western Asset Corporate Bond Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

January 21, 2020

RISKS: The Fund is subject to interest rate and credit risks. As interest rates rise, bond prices fall, thereby reducing the value of the Fund’s share price. High yield bonds, also known as “junk” bonds, possess greater price volatility, illiquidity and possibility of default than higher grade bonds. Foreign investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 38 for a list and percentage breakdown of the Fund’s holdings.

Western Asset Corporate Bond Fund 2019 Annual Report	5

Fund overview (cont’d)

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2019 were: Financials (26.8%), Health Care (14.1%), Energy (11.5%), Industrials (8.5%), Consumer Discretionary (6.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board the (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB or higher).

iv

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 275 funds for the six-month period and among the 272 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

vii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

viii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

6	Western Asset Corporate Bond Fund 2019 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of December 31, 2019 and December 31, 2018, and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Corporate Bond Fund 2019 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2019 and held for the six months ended December 31, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	3.45%	$1,000.00	$1,034.50	0.92%	$4.72	Class A	5.00%	$1,000.00	$1,020.57	0.92%	$4.69
Class C	3.10	1,000.00	1,031.00	1.58	8.09	Class C	5.00	1,000.00	1,017.24	1.58	8.03
Class C1	3.25	1,000.00	1,032.50	1.27	6.51	Class C1	5.00	1,000.00	1,018.80	1.27	6.46
Class I	3.62	1,000.00	1,036.20	0.59	3.03	Class I	5.00	1,000.00	1,022.23	0.59	3.01
Class P	3.36	1,000.00	1,033.60	1.09	5.59	Class P	5.00	1,000.00	1,019.71	1.09	5.55

8	Western Asset Corporate Bond Fund 2019 Annual Report

[1]	For the six months ended December 31, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Corporate Bond Fund 2019 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[2]	Class I	Class P
Twelve Months Ended 12/31/19	14.40%	13.65%	13.98%	14.68%	14.22%
Five Years Ended 12/31/19	4.82	4.12	4.37	5.14	4.65
Ten Years Ended 12/31/19	6.30	N/A	5.76	6.64	6.13
Inception* through 12/31/19	—	4.10	—	—	—

With sales charges[3]	Class A	Class C	Class C1[2]	Class I	Class P
Twelve Months Ended 12/31/19	9.54%	12.65%	12.98%	14.68%	14.22%
Five Years Ended 12/31/19	3.91	4.12	4.37	5.14	4.65
Ten Years Ended 12/31/19	5.84	N/A	5.76	6.64	6.13
Inception* through 12/31/19	—	4.10	—	—	—

Cumulative total returns
Without sales charges[1]
Class A (12/31/09 through 12/31/19)	84.22%
Class C (Inception date of 8/1/12 through 12/31/19)	34.74
Class C1[2] (12/31/09 through 12/31/19)	75.10
Class I (12/31/09 through 12/31/19)	90.15
Class P (12/31/09 through 12/31/19)	81.23

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares and Class C1 shares.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares and Class C1 shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, C1, I and P shares are November 6, 1992, August 1, 2012, February 26, 1993, February 7, 1996 and July 7, 2009, respectively.

10	Western Asset Corporate Bond Fund 2019 Annual Report

Historical performance

Value of $10,000 invested in

Class A Shares of Western Asset Corporate Bond Fund vs. Bloomberg Barclays U.S. Credit Index and Lipper Corporate Debt Funds BBB-Rated Category Average† — December 2009 - December 2019

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A shares of Western Asset Corporate Bond Fund on December 31, 2009, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2019. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg Barclays U.S. Credit Index and the Lipper Corporate Debt Funds BBB-Rated Category Average. The Bloomberg Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper Corporate Debt Funds BBB-Rated Category Average is composed of the Fund’s peer group of mutual funds. The performance of the Fund’s other classes may be greater or less than the performance of Class A shares indicated on this chart, depending on whether higher or lower sales charges and fees were incurred by shareholders investing in the other classes.

Western Asset Corporate Bond Fund 2019 Annual Report	11

Schedule of investments

December 31, 2019

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 87.0%
Communication Services — 5.9%
Diversified Telecommunication Services — 2.4%
AT&T Inc., Senior Notes	4.450%	4/1/24	420,000	$455,565
AT&T Inc., Senior Notes	3.800%	2/15/27	830,000	886,148
AT&T Inc., Senior Notes	4.300%	2/15/30	510,000	567,191
AT&T Inc., Senior Notes	4.500%	5/15/35	1,020,000	1,138,373
AT&T Inc., Senior Notes	6.350%	3/15/40	100,000	130,099
AT&T Inc., Senior Notes	5.350%	9/1/40	9,000	10,882
AT&T Inc., Senior Notes	5.550%	8/15/41	560,000	686,480
AT&T Inc., Senior Notes	4.800%	6/15/44	490,000	559,970
AT&T Inc., Senior Notes	4.500%	3/9/48	806,000	891,927	(a)
AT&T Inc., Senior Notes (3 mo. USD LIBOR + 1.180%)	3.067%	6/12/24	1,760,000	1,791,689	(b)
British Telecommunications PLC, Senior Notes	9.625%	12/15/30	255,000	392,416
British Telecommunications PLC, Senior Notes	4.250%	11/8/49	450,000	465,136	(a)
Corning Inc., Senior Notes	3.900%	11/15/49	680,000	692,985
Deutsche Telekom International Finance BV, Senior Notes	8.750%	6/15/30	310,000	456,987
Telecom Italia Capital SA, Senior Notes	7.200%	7/18/36	460,000	546,204
Telecom Italia Capital SA, Senior Notes	7.721%	6/4/38	260,000	320,476
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	1,340,000	1,443,837	(a)
Telefonica Emisiones SA, Senior Notes	4.665%	3/6/38	230,000	257,743
Telefonica Emisiones SA, Senior Notes	5.213%	3/8/47	500,000	594,376
Verizon Communications Inc., Senior Notes	4.329%	9/21/28	905,000	1,027,979
Verizon Communications Inc., Senior Notes	4.272%	1/15/36	4,000,000	4,537,212
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	230,000	338,106
Verizon Communications Inc., Senior Notes	4.125%	8/15/46	190,000	215,100
Verizon Communications Inc., Senior Notes	4.522%	9/15/48	550,000	660,991
Total Diversified Telecommunication Services				19,067,872
Interactive Media & Services — 0.1%
Twitter Inc., Senior Notes	3.875%	12/15/27	910,000	911,802	(a)
Media — 2.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	1,110,000	1,173,103	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	3.750%	2/15/28	1,070,000	1,110,868
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.200%	3/15/28	40,000	42,678

See Notes to Financial Statements.

12	Western Asset Corporate Bond Fund 2019 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.050%	3/30/29	300,000	$340,672
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.375%	5/1/47	490,000	550,634
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.750%	4/1/48	870,000	1,017,678
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	5.125%	7/1/49	1,080,000	1,177,347
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	529,000	639,620
Comcast Corp., Senior Notes	3.150%	3/1/26	1,390,000	1,458,378
Comcast Corp., Senior Notes	3.150%	2/15/28	2,090,000	2,192,952
Comcast Corp., Senior Notes	4.250%	10/15/30	1,050,000	1,202,040
Comcast Corp., Senior Notes	4.200%	8/15/34	100,000	114,297
Comcast Corp., Senior Notes	6.500%	11/15/35	1,020,000	1,448,318
Comcast Corp., Senior Notes	4.600%	10/15/38	630,000	752,388
Comcast Corp., Senior Notes	3.969%	11/1/47	200,000	220,686
Comcast Corp., Senior Notes	4.700%	10/15/48	640,000	791,388
Comcast Corp., Senior Notes	4.950%	10/15/58	590,000	770,032
Fox Corp., Senior Notes	5.476%	1/25/39	2,220,000	2,720,908	(a)
TCI Communications Inc., Senior Notes	7.125%	2/15/28	180,000	238,984
Time Warner Cable LLC, Senior Secured Notes	6.550%	5/1/37	610,000	749,431
Time Warner Cable LLC, Senior Secured Notes	7.300%	7/1/38	1,030,000	1,345,502
Time Warner Cable LLC, Senior Secured Notes	6.750%	6/15/39	190,000	240,475
Time Warner Entertainment Co. LP, Senior Secured Notes	8.375%	7/15/33	910,000	1,277,286
Walt Disney Co., Senior Notes	6.200%	12/15/34	70,000	98,435
Walt Disney Co., Senior Notes	6.400%	12/15/35	69,000	98,192
Walt Disney Co., Senior Notes	6.650%	11/15/37	160,000	238,269
Walt Disney Co., Senior Notes	5.400%	10/1/43	690,000	941,810
Total Media				22,952,371
Wireless Telecommunication Services — 0.5%
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	2,926,875	2,956,583	(a)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2019 Annual Report	13

Schedule of investments (cont’d)

December 31, 2019

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
Vodafone Group PLC, Senior Notes	6.150%	2/27/37	370,000	$478,524
Vodafone Group PLC, Senior Notes	5.250%	5/30/48	580,000	697,819
Total Wireless Telecommunication Services				4,132,926
Total Communication Services				47,064,971
Consumer Discretionary — 6.7%
Auto Components — 0.1%
ZF North America Capital Inc., Senior Notes	4.000%	4/29/20	970,000	974,668	(a)
ZF North America Capital Inc., Senior Notes	4.500%	4/29/22	320,000	330,010	(a)
Total Auto Components				1,304,678
Automobiles — 2.2%
Ford Motor Co., Senior Notes	9.215%	9/15/21	1,335,000	1,467,506
Ford Motor Credit Co. LLC, Senior Notes	8.125%	1/15/20	160,000	160,300
Ford Motor Credit Co. LLC, Senior Notes	3.200%	1/15/21	3,500,000	3,520,363
Ford Motor Credit Co. LLC, Senior Notes	3.336%	3/18/21	3,000,000	3,023,271
Ford Motor Credit Co. LLC, Senior Notes	3.813%	10/12/21	2,240,000	2,282,128
Ford Motor Credit Co. LLC, Senior Notes	3.350%	11/1/22	3,240,000	3,275,162
General Motors Co., Senior Notes	4.875%	10/2/23	300,000	322,171
General Motors Co., Senior Notes	6.600%	4/1/36	460,000	543,747
General Motors Co., Senior Notes	6.750%	4/1/46	670,000	787,134
General Motors Co., Senior Notes	5.950%	4/1/49	190,000	210,971
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	1,550,000	1,585,706
Total Automobiles				17,178,459
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC/Prime Finance Inc., Secured Notes	9.250%	5/15/23	490,000	514,806	(a)
Hotels, Restaurants & Leisure — 2.2%
Las Vegas Sands Corp., Senior Notes	3.200%	8/8/24	5,640,000	5,813,064
Las Vegas Sands Corp., Senior Notes	3.500%	8/18/26	350,000	360,596
Marriott International Inc., Senior Notes	3.600%	4/15/24	760,000	801,012
McDonald’s Corp., Senior Notes	3.700%	1/30/26	690,000	745,088
McDonald’s Corp., Senior Notes	4.450%	3/1/47	660,000	751,631
McDonald’s Corp., Senior Notes	4.450%	9/1/48	1,600,000	1,836,621
Melco Resorts Finance Ltd., Senior Notes	5.375%	12/4/29	2,190,000	2,254,016	(a)
Sands China Ltd., Senior Notes	4.600%	8/8/23	1,560,000	1,649,482
Sands China Ltd., Senior Notes	5.125%	8/8/25	1,930,000	2,123,492
Sands China Ltd., Senior Notes	5.400%	8/8/28	410,000	463,701
Wynn Macau Ltd., Senior Notes	5.125%	12/15/29	820,000	838,868	(a)
Total Hotels, Restaurants & Leisure				17,637,571

See Notes to Financial Statements.

14	Western Asset Corporate Bond Fund 2019 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Household Durables — 0.7%
DR Horton Inc., Senior Notes	2.500%	10/15/24	2,120,000	$2,123,888
Lennar Corp., Senior Notes	4.500%	4/30/24	490,000	519,196
Lennar Corp., Senior Notes	5.000%	6/15/27	440,000	478,653
MDC Holdings Inc., Senior Notes	6.000%	1/15/43	690,000	718,825
Newell Brands Inc., Senior Notes	3.850%	4/1/23	1,630,000	1,694,896
Total Household Durables				5,535,458
Internet & Direct Marketing Retail — 0.2%
Amazon.com Inc., Senior Notes	3.150%	8/22/27	860,000	912,165
Amazon.com Inc., Senior Notes	3.875%	8/22/37	720,000	819,548
Total Internet & Direct Marketing Retail				1,731,713
Multiline Retail — 0.6%
Dollar Tree Inc., Senior Notes	3.700%	5/15/23	2,970,000	3,096,702
Dollar Tree Inc., Senior Notes	4.200%	5/15/28	1,420,000	1,524,558
Total Multiline Retail				4,621,260
Specialty Retail — 0.6%
Home Depot Inc., Senior Notes	2.125%	9/15/26	600,000	600,227
Home Depot Inc., Senior Notes	3.900%	12/6/28	1,150,000	1,292,557
Home Depot Inc., Senior Notes	2.950%	6/15/29	460,000	479,210
Lowe’s Cos. Inc., Senior Notes	4.250%	9/15/44	20,000	21,603
Target Corp., Senior Notes	3.375%	4/15/29	1,280,000	1,392,699
TJX Cos. Inc., Senior Notes	2.250%	9/15/26	1,050,000	1,056,011
Total Specialty Retail				4,842,307
Total Consumer Discretionary				53,366,252
Consumer Staples — 4.0%
Beverages — 1.6%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.650%	2/1/26	340,000	362,908
Anheuser-Busch InBev Worldwide Inc., Senior Notes	3.500%	1/12/24	2,940,000	3,100,199
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.150%	1/23/25	1,750,000	1,908,434
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.750%	1/23/29	1,550,000	1,798,095
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.600%	4/15/48	2,480,000	2,842,795
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.550%	1/23/49	540,000	702,644
Constellation Brands Inc., Senior Notes	3.700%	12/6/26	160,000	170,044
Constellation Brands Inc., Senior Notes	3.500%	5/9/27	60,000	62,740
Molson Coors Brewing Co., Senior Notes	3.000%	7/15/26	290,000	293,845

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2019 Annual Report	15

Schedule of investments (cont’d)

December 31, 2019

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Beverages — continued
Molson Coors Brewing Co., Senior Notes	4.200%	7/15/46	300,000	$299,969
PepsiCo Inc., Senior Notes	3.600%	3/1/24	360,000	383,548
PepsiCo Inc., Senior Notes	2.625%	7/29/29	680,000	694,917
Total Beverages				12,620,138
Food & Staples Retailing — 0.1%
Walmart Inc., Senior Notes	4.050%	6/29/48	830,000	985,228
Food Products — 0.3%
Kraft Heinz Foods Co., Senior Notes	5.000%	6/4/42	220,000	235,542
Kraft Heinz Foods Co., Senior Notes	5.200%	7/15/45	210,000	228,411
Mars Inc., Senior Notes	2.700%	4/1/25	520,000	532,490	(a)
Mars Inc., Senior Notes	3.200%	4/1/30	530,000	561,871	(a)
Smithfield Foods Inc., Senior Notes	3.350%	2/1/22	530,000	531,821	(a)
Total Food Products				2,090,135
Household Products — 0.2%
Estee Lauder Cos. Inc., Senior Notes	2.000%	12/1/24	600,000	602,023
Estee Lauder Cos. Inc., Senior Notes	2.375%	12/1/29	160,000	160,167
Estee Lauder Cos. Inc., Senior Notes	3.125%	12/1/49	40,000	40,144
Procter & Gamble Co., Senior Notes	3.500%	10/25/47	400,000	452,081
Total Household Products				1,254,415
Tobacco — 1.8%
Altria Group Inc., Senior Notes	2.850%	8/9/22	2,470,000	2,518,517
Altria Group Inc., Senior Notes	3.800%	2/14/24	510,000	537,395
Altria Group Inc., Senior Notes	4.400%	2/14/26	1,940,000	2,110,616
Altria Group Inc., Senior Notes	4.800%	2/14/29	4,090,000	4,562,642
Altria Group Inc., Senior Notes	4.250%	8/9/42	60,000	60,160
Altria Group Inc., Senior Notes	3.875%	9/16/46	200,000	184,980
Philip Morris International Inc., Senior Notes	2.875%	5/1/24	1,960,000	2,018,838
Philip Morris International Inc., Senior Notes	6.375%	5/16/38	420,000	581,104
Philip Morris International Inc., Senior Notes	4.250%	11/10/44	220,000	243,643
Reynolds American Inc., Senior Notes	8.125%	5/1/40	760,000	1,031,633
Reynolds American Inc., Senior Notes	5.850%	8/15/45	600,000	689,670
Total Tobacco				14,539,198
Total Consumer Staples				31,489,114
Energy — 11.5%
Energy Equipment & Services — 0.2%
Halliburton Co., Senior Notes	3.500%	8/1/23	420,000	437,138
Halliburton Co., Senior Notes	5.000%	11/15/45	670,000	767,052
Total Energy Equipment & Services				1,204,190

See Notes to Financial Statements.

16	Western Asset Corporate Bond Fund 2019 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 11.3%
Apache Corp., Senior Notes	3.250%	4/15/22	244,000	$248,701
Apache Corp., Senior Notes	4.250%	1/15/30	350,000	363,753
Apache Corp., Senior Notes	5.100%	9/1/40	230,000	234,605
Apache Corp., Senior Notes	4.750%	4/15/43	1,170,000	1,132,677
Apache Corp., Senior Notes	5.350%	7/1/49	1,230,000	1,290,799
BP Capital Markets America Inc., Senior Notes	3.216%	11/28/23	470,000	490,011
BP Capital Markets America Inc., Senior Notes	3.119%	5/4/26	1,120,000	1,171,295
BP Capital Markets America Inc., Senior Notes	3.410%	2/11/26	820,000	874,369
Cameron LNG LLC, Senior Secured Notes	2.902%	7/15/31	290,000	291,097	(a)
Cameron LNG LLC, Senior Secured Notes	3.302%	1/15/35	130,000	131,527	(a)
Cameron LNG LLC, Senior Secured Notes	3.701%	1/15/39	470,000	481,233	(a)
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	1,850,000	1,955,290
Cimarex Energy Co., Senior Notes	3.900%	5/15/27	2,380,000	2,471,075
Concho Resources Inc., Senior Notes	4.375%	1/15/25	1,850,000	1,912,492
Concho Resources Inc., Senior Notes	3.750%	10/1/27	250,000	263,175
Concho Resources Inc., Senior Notes	4.300%	8/15/28	820,000	894,858
Continental Resources Inc., Senior Notes	5.000%	9/15/22	515,000	519,018
Continental Resources Inc., Senior Notes	4.500%	4/15/23	1,360,000	1,421,995
Continental Resources Inc., Senior Notes	3.800%	6/1/24	539,000	558,016
Continental Resources Inc., Senior Notes	4.375%	1/15/28	441,000	469,726
Continental Resources Inc., Senior Notes	4.900%	6/1/44	420,000	447,030
DCP Midstream LP, Junior Subordinated Notes (7.375% to 12/15/22 then 3 mo. USD LIBOR + 5.148%)	7.375%	12/15/22	410,000	386,023	(b)(c)
DCP Midstream Operating LP, Senior Notes	6.450%	11/3/36	380,000	400,305	(a)
Devon Energy Corp., Senior Notes	7.950%	4/15/32	160,000	227,198
Devon Energy Corp., Senior Notes	5.600%	7/15/41	670,000	816,139
Devon Energy Corp., Senior Notes	5.000%	6/15/45	1,130,000	1,313,434
Dominion Energy Inc., Junior Subordinated Notes	2.579%	7/1/20	870,000	871,899
Ecopetrol SA, Senior Notes	5.375%	6/26/26	820,000	920,743
Ecopetrol SA, Senior Notes	5.875%	5/28/45	499,000	589,910
Energy Transfer Operating LP, Senior Notes	4.200%	9/15/23	1,780,000	1,870,277
Energy Transfer Operating LP, Senior Notes	6.625%	10/15/36	60,000	71,428
Energy Transfer Operating LP, Senior Notes	5.800%	6/15/38	120,000	136,105
Energy Transfer Operating LP, Senior Notes	6.250%	4/15/49	50,000	60,425
Enterprise Products Operating LLC, Senior Notes	4.150%	10/16/28	490,000	542,833
Enterprise Products Operating LLC, Senior Notes	4.250%	2/15/48	930,000	1,000,759

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2019 Annual Report	17

Schedule of investments (cont’d)

December 31, 2019

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. USD LIBOR + 2.570%)	5.375%	2/15/78	1,650,000	$1,642,266	(b)
EOG Resources Inc., Senior Notes	4.150%	1/15/26	910,000	1,001,023
Exxon Mobil Corp., Senior Notes	2.440%	8/16/29	30,000	30,330
Exxon Mobil Corp., Senior Notes	4.114%	3/1/46	560,000	658,400
KazMunayGas National Co. JSC, Senior Notes	5.375%	4/24/30	900,000	1,045,666	(a)
Kinder Morgan Energy Partners LP, Senior Notes	5.625%	9/1/41	350,000	407,974
Kinder Morgan Inc., Senior Notes	5.300%	12/1/34	270,000	318,541
Lukoil International Finance BV, Senior Notes	4.750%	11/2/26	590,000	654,862	(a)
MPLX LP, Senior Notes	4.800%	2/15/29	730,000	801,891
MPLX LP, Senior Notes	4.500%	4/15/38	1,330,000	1,355,607
NGPL PipeCo LLC, Senior Notes	4.875%	8/15/27	120,000	127,745	(a)
Noble Energy Inc., Senior Notes	3.850%	1/15/28	410,000	433,610
Noble Energy Inc., Senior Notes	6.000%	3/1/41	70,000	84,388
Noble Energy Inc., Senior Notes	5.250%	11/15/43	190,000	214,402
Northwest Pipeline LLC, Senior Notes	4.000%	4/1/27	2,010,000	2,142,282
Oasis Petroleum Inc., Senior Notes	6.875%	3/15/22	1,590,000	1,534,350
Occidental Petroleum Corp., Senior Notes	4.850%	3/15/21	1,420,000	1,463,034
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	1,206,000	1,421,626
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	1,280,000	1,452,668
Occidental Petroleum Corp., Senior Notes	3.400%	4/15/26	1,370,000	1,404,942
Occidental Petroleum Corp., Senior Notes	3.200%	8/15/26	730,000	739,411
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	390,000	391,068
Occidental Petroleum Corp., Senior Notes	7.125%	10/15/27	550,000	675,542
Occidental Petroleum Corp., Senior Notes	3.500%	8/15/29	730,000	745,829
Occidental Petroleum Corp., Senior Notes	7.875%	9/15/31	240,000	322,252
Occidental Petroleum Corp., Senior Notes	6.450%	9/15/36	1,770,000	2,177,135
Occidental Petroleum Corp., Senior Notes	7.950%	6/15/39	400,000	555,497
Occidental Petroleum Corp., Senior Notes	4.625%	6/15/45	610,000	632,278
Occidental Petroleum Corp., Senior Notes	6.600%	3/15/46	650,000	839,009
Occidental Petroleum Corp., Senior Notes	4.400%	4/15/46	60,000	60,876
Occidental Petroleum Corp., Senior Notes	4.100%	2/15/47	440,000	428,527
Petrobras Global Finance BV, Senior Notes	5.375%	1/27/21	529,000	546,679
Petrobras Global Finance BV, Senior Notes	7.375%	1/17/27	1,110,000	1,356,253
Petrobras Global Finance BV, Senior Notes	6.900%	3/19/49	1,040,000	1,221,766
Petroleos Mexicanos, Senior Notes	6.875%	8/4/26	950,000	1,046,442
Petroleos Mexicanos, Senior Notes	6.625%	6/15/35	961,000	987,846
Petroleos Mexicanos, Senior Notes	7.690%	1/23/50	480,000	525,492	(a)

See Notes to Financial Statements.

18	Western Asset Corporate Bond Fund 2019 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Range Resources Corp., Senior Notes	5.000%	8/15/22	450,000	$442,125
Range Resources Corp., Senior Notes	5.000%	3/15/23	300,000	276,693
Range Resources Corp., Senior Notes	4.875%	5/15/25	700,000	600,250
Shell International Finance BV, Senior Notes	2.875%	5/10/26	210,000	218,087
Shell International Finance BV, Senior Notes	3.875%	11/13/28	10,000	11,102
Shell International Finance BV, Senior Notes	4.375%	5/11/45	1,530,000	1,829,206
Sunoco Logistics Partners Operations LP, Senior Notes	3.900%	7/15/26	1,050,000	1,091,687
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	4.250%	11/15/23	680,000	688,218
Tennessee Gas Pipeline Co. LLC, Senior Notes	7.000%	3/15/27	1,620,000	2,019,423
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.850%	2/1/26	855,000	1,087,330
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	7.250%	12/1/26	2,070,000	2,593,169
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	1,670,000	1,762,658
Western Midstream Operating LP, Senior Notes	4.000%	7/1/22	950,000	974,091
Western Midstream Operating LP, Senior Notes	3.950%	6/1/25	1,610,000	1,627,252
Western Midstream Operating LP, Senior Notes	4.650%	7/1/26	1,720,000	1,762,673
Western Midstream Operating LP, Senior Notes	4.750%	8/15/28	3,260,000	3,292,226
Western Midstream Operating LP, Senior Notes	5.450%	4/1/44	980,000	869,761
Western Midstream Operating LP, Senior Notes	5.300%	3/1/48	1,370,000	1,199,864
Western Midstream Operating LP, Senior Notes	5.500%	8/15/48	300,000	264,294
Whiting Petroleum Corp., Senior Notes	5.750%	3/15/21	3,873,000	3,672,572
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	1,034,000	1,127,954
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	1,020,000	1,101,893
Williams Cos. Inc., Senior Notes	7.500%	1/15/31	1,570,000	2,050,442
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	630,000	906,776
Total Oil, Gas & Consumable Fuels				89,747,475
Total Energy				90,951,665
Financials — 26.6%
Banks — 20.3%
Banco Mercantil del Norte SA, Junior Subordinated Notes (7.625% to 1/6/28 then 10 year Treasury Constant Maturity Rate + 5.353%)	7.625%	1/10/28	330,000	353,277	(a)(b)(c)
Bank of America Corp., Senior Notes	5.000%	1/21/44	150,000	195,915
Bank of America Corp., Senior Notes (2.884% to 10/22/29 then 3 mo. USD LIBOR + 0.012%)	2.884%	10/22/30	3,750,000	3,787,770	(b)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2019 Annual Report	19

Schedule of investments (cont’d)

December 31, 2019

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Bank of America Corp., Senior Notes (3.419% to 12/20/27 then 3 mo. USD LIBOR + 1.040%)	3.419%	12/20/28	305,000	$320,551	(b)
Bank of America Corp., Senior Notes (3.593% to 7/21/27 then 3 mo. USD LIBOR + 1.370%)	3.593%	7/21/28	850,000	901,752	(b)
Bank of America Corp., Senior Notes (3.705% to 4/24/27 then 3 mo. USD LIBOR + 1.512%)	3.705%	4/24/28	1,090,000	1,166,386	(b)
Bank of America Corp., Senior Notes (3.974% to 2/7/29 then 3 mo. USD LIBOR + 1.210%)	3.974%	2/7/30	300,000	329,614	(b)
Bank of America Corp., Senior Notes (4.271% to 7/23/28 then 3 mo. USD LIBOR + 1.310%)	4.271%	7/23/29	1,620,000	1,802,023	(b)
Bank of America Corp., Senior Notes (4.330% to 3/15/49 then 3 mo. USD LIBOR + 1.520%)	4.330%	3/15/50	1,140,000	1,376,402	(b)
Bank of America Corp., Senior Notes (4.443% to 1/20/47 then 3 mo. USD LIBOR + 1.990%)	4.443%	1/20/48	90,000	109,942	(b)
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	510,000	547,982
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	5,750,000	6,393,276	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	2,590,000	2,912,364
Barclays PLC, Junior Subordinated Notes (8.000% to 6/15/24 then 5 year Treasury Constant Maturity Rate + 5.672%)	8.000%	6/15/24	1,190,000	1,332,163	(b)(c)
Barclays PLC, Subordinated Notes (5.088% to 6/20/29 then 3 mo. USD LIBOR + 3.054%)	5.088%	6/20/30	4,040,000	4,509,905	(b)
BNP Paribas SA, Junior Subordinated Notes (7.000% to 8/16/28 then USD 5 year ICE Swap Rate + 3.980%)	7.000%	8/16/28	410,000	475,969	(a)(b)(c)
BNP Paribas SA, Senior Notes (2.819% to 11/19/24 then 3 mo. USD LIBOR + 1.111%)	2.819%	11/19/25	4,320,000	4,374,284	(a)(b)
Citigroup Inc., Senior Notes	7.875%	5/15/25	260,000	325,868
Citigroup Inc., Senior Notes	8.125%	7/15/39	1,897,000	3,170,961
Citigroup Inc., Senior Notes	4.650%	7/23/48	450,000	563,695
Citigroup Inc., Senior Notes (2.976% to 11/5/29 then SOFR + 1.422%)	2.976%	11/5/30	2,050,000	2,084,544	(b)
Citigroup Inc., Senior Notes (3.980% to 3/20/29 then 3 mo. USD LIBOR + 1.338%)	3.980%	3/20/30	1,170,000	1,281,926	(b)
Citigroup Inc., Subordinated Notes	4.125%	7/25/28	1,630,000	1,780,254
Citigroup Inc., Subordinated Notes	6.625%	6/15/32	60,000	80,863
Commonwealth Bank of Australia, Subordinated Notes	3.743%	9/12/39	1,040,000	1,045,450	(a)
Cooperatieve Rabobank UA, Senior Notes	4.625%	12/1/23	5,277,000	5,723,348
Credit Suisse AG, Senior Notes	2.100%	11/12/21	3,180,000	3,195,921
Danske Bank A/S, Senior Notes	5.000%	1/12/22	15,600,000	16,391,027	(a)

See Notes to Financial Statements.

20	Western Asset Corporate Bond Fund 2019 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Banks — continued
Danske Bank A/S, Senior Notes	3.875%	9/12/23	340,000		$353,301	(a)
Danske Bank A/S, Senior Notes	5.375%	1/12/24	1,160,000		1,270,538	(a)
Danske Bank A/S, Senior Notes (3.001% to 9/20/21 then 3 mo. USD LIBOR + 1.249%)	3.001%	9/20/22	820,000		827,475	(a)(b)
Danske Bank A/S, Senior Notes (3.244% to 12/20/24 then 3 mo. USD LIBOR + 1.591%)	3.244%	12/20/25	720,000		729,209	(a)(b)
HSBC Holdings PLC, Junior Subordinated Notes (6.500% to 3/23/28 then USD 5 year ICE Swap Rate + 3.606%)	6.500%	3/23/28	580,000		638,522	(b)(c)
HSBC Holdings PLC, Senior Notes (2.633% to 11/7/24 then 3 mo. USD LIBOR + 1.140%)	2.633%	11/7/25	5,010,000		5,033,398	(b)
HSBC Holdings PLC, Senior Notes (3.973% to 5/22/29 then 3 mo. USD LIBOR + 1.610%)	3.973%	5/22/30	1,580,000		1,705,159	(b)
Intesa Sanpaolo SpA, Senior Notes	6.500%	2/24/21	5,860,000		6,122,955	(a)
Intesa Sanpaolo SpA, Senior Notes	3.125%	7/14/22	7,710,000		7,815,917	(a)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	730,000		742,764	(a)
Intesa Sanpaolo SpA, Senior Notes	4.700%	9/23/49	410,000		419,039	(a)
JPMorgan Chase & Co., Senior Notes (2.739% to 10/15/29 then SOFR + 1.510%)	2.739%	10/15/30	5,210,000		5,217,436	(b)
JPMorgan Chase & Co., Senior Notes (3.897% to 1/23/48 then 3 mo. USD LIBOR + 1.220%)	3.897%	1/23/49	100,000		112,727	(b)
JPMorgan Chase & Co., Senior Notes (3.964% to 11/15/47 then 3 mo. USD LIBOR + 1.380%)	3.964%	11/15/48	390,000		442,612	(b)
JPMorgan Chase & Co., Senior Notes (4.005% to 4/23/28 then 3 mo. USD LIBOR + 1.120%)	4.005%	4/23/29	2,100,000		2,308,435	(b)
JPMorgan Chase & Co., Senior Notes (4.203% to 7/23/28 then 3 mo. USD LIBOR + 1.260%)	4.203%	7/23/29	330,000		368,657	(b)
JPMorgan Chase & Co., Senior Notes (4.260% to 2/22/47 then 3 mo. USD LIBOR + 1.580%)	4.260%	2/22/48	1,010,000		1,195,452	(b)
JPMorgan Chase & Co., Senior Notes (4.452% to 12/5/28 then 3 mo. USD LIBOR + 1.330%)	4.452%	12/5/29	1,520,000		1,731,191	(b)
JPMorgan Chase & Co., Subordinated Notes	4.950%	6/1/45	870,000		1,108,957
Lloyds Banking Group PLC, Junior Subordinated Notes (5.125% to 6/27/25 then U.K. Government Bonds 5 Year Note Generic Bid Yield + 4.607%)	5.125%	12/27/24	1,800,000	GBP	2,478,237	(b)(c)
Lloyds Banking Group PLC, Junior Subordinated Notes (6.750% to 6/27/26 then 5 year Treasury Constant Maturity Rate + 4.815%)	6.750%	6/27/26	450,000		488,250	(b)(c)
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 6/27/24 then USD 5 year ICE Swap Rate + 4.760%)	7.500%	6/27/24	410,000		453,778	(b)(c)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2019 Annual Report	21

Schedule of investments (cont’d)

December 31, 2019

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Lloyds Banking Group PLC, Junior Subordinated Notes (7.500% to 9/27/25 then USD 5 year ICE Swap Rate + 4.496%)	7.500%	9/27/25	1,320,000	$1,481,179	(b)(c)
Lloyds Banking Group PLC, Senior Notes	3.000%	1/11/22	1,780,000	1,809,267
Lloyds Banking Group PLC, Senior Notes	4.375%	3/22/28	234,000	258,315
NatWest Markets NV, Subordinated Notes	7.750%	5/15/23	925,000	1,050,093
NBK SPC Ltd., Senior Notes	2.750%	5/30/22	2,130,000	2,149,679	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes (8.625% to 8/15/21 then USD 5 year ICE Swap Rate + 7.598%)	8.625%	8/15/21	5,600,000	6,015,940	(b)(c)
Royal Bank of Scotland Group PLC, Senior Notes (4.269% to 3/22/24 then 3 mo. USD LIBOR + 1.762%)	4.269%	3/22/25	1,030,000	1,094,920	(b)
Royal Bank of Scotland Group PLC, Senior Notes (5.076% to 1/27/29 then 3 mo. USD LIBOR + 1.905%)	5.076%	1/27/30	830,000	955,556	(b)
Royal Bank of Scotland Group PLC, Subordinated Notes (3.754% to 11/1/24 then 5 year Treasury Constant Maturity Rate + 2.100%)	3.754%	11/1/29	1,360,000	1,389,920	(b)
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	4,596,000	4,949,074	(a)
UniCredit SpA, Senior Notes	6.572%	1/14/22	10,360,000	11,130,218	(a)
UniCredit SpA, Subordinated Notes (7.296% to 4/2/29 then USD 5 year ICE Swap Rate + 4.914%)	7.296%	4/2/34	5,190,000	5,978,210	(a)(b)
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	80,000	82,063
Wells Fargo & Co., Senior Notes	4.150%	1/24/29	1,390,000	1,549,679
Wells Fargo & Co., Senior Notes (2.406% to 10/30/24 then 3 mo. USD LIBOR + 0.825%)	2.406%	10/30/25	720,000	721,169	(b)
Wells Fargo & Co., Senior Notes (2.879% to 10/30/29 then 3 mo. USD LIBOR + 1.170%)	2.879%	10/30/30	3,650,000	3,680,068	(b)
Wells Fargo & Co., Senior Notes (3.196% to 6/17/26 then 3 mo. USD LIBOR + 1.170%)	3.196%	6/17/27	1,510,000	1,568,237	(b)
Wells Fargo & Co., Senior Notes (3.584% to 5/22/27 then 3 mo. USD LIBOR + 1.310%)	3.584%	5/22/28	640,000	680,871	(b)
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	1,680,000	2,160,672
Wells Fargo & Co., Subordinated Notes	4.900%	11/17/45	1,260,000	1,543,521
Wells Fargo & Co., Subordinated Notes	4.750%	12/7/46	1,620,000	1,948,294
Westpac Banking Corp., Subordinated Notes	4.421%	7/24/39	480,000	529,102
Total Banks				160,823,488
Capital Markets — 2.8%
Charles Schwab Corp., Senior Notes	3.850%	5/21/25	540,000	585,602

See Notes to Financial Statements.

22	Western Asset Corporate Bond Fund 2019 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — continued
Credit Suisse Group AG, Junior Subordinated Notes (6.250% to 12/18/24 then USD 5 year ICE Swap Rate + 3.455%)	6.250%	12/18/24	590,000	$643,576	(a)(b)(c)
Credit Suisse Group AG, Junior Subordinated Notes (6.375% to 8/21/26 then 5 year Treasury Constant Maturity Rate + 4.822%)	6.375%	8/21/26	1,340,000	1,447,870	(a)(b)(c)
Credit Suisse Group AG, Junior Subordinated Notes (7.500% to 7/17/23 then USD 5 year ICE Swap Rate + 4.600%)	7.500%	7/17/23	760,000	832,249	(a)(b)(c)
Credit Suisse Group AG, Senior Notes (2.593% to 9/11/24 then SOFR + 1.560%)	2.593%	9/11/25	3,140,000	3,151,059	(a)(b)
Credit Suisse USA Inc., Senior Notes	7.125%	7/15/32	260,000	381,995
Goldman Sachs Group Inc., Senior Notes	3.500%	11/16/26	1,740,000	1,832,618
Goldman Sachs Group Inc., Senior Notes (3.814% to 4/23/28 then 3 mo. USD LIBOR + 1.158%)	3.814%	4/23/29	1,760,000	1,889,750	(b)
Goldman Sachs Group Inc., Senior Notes (4.223% to 5/1/28 then 3 mo. USD LIBOR + 1.301%)	4.223%	5/1/29	250,000	275,859	(b)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	1,130,000	1,228,397
Goldman Sachs Group Inc., Subordinated Notes	5.150%	5/22/45	1,270,000	1,563,394
Intercontinental Exchange Inc., Senior Notes	3.750%	9/21/28	1,070,000	1,169,686
KKR Group Finance Co. III LLC, Senior Notes	5.125%	6/1/44	1,760,000	2,087,624	(a)
KKR Group Finance Co. VI LLC, Senior Notes	3.750%	7/1/29	310,000	330,830	(a)
Owl Rock Capital Corp., Senior Notes	4.000%	3/30/25	1,900,000	1,908,864
Raymond James Financial Inc., Senior Notes	4.950%	7/15/46	340,000	398,102
UBS Group AG, Junior Subordinated Notes (7.000% to 1/31/24 then USD 5 year ICE Swap Rate + 4.344%)	7.000%	1/31/24	2,460,000	2,690,625	(a)(b)(c)
Total Capital Markets				22,418,100
Consumer Finance — 0.2%
Synchrony Financial, Senior Notes	2.850%	7/25/22	1,520,000	1,539,333
Diversified Financial Services — 1.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.875%	1/16/24	590,000	640,013
Carlyle Finance LLC, Senior Notes	5.650%	9/15/48	690,000	822,439	(a)
Carlyle Finance Subsidiary LLC, Senior Notes	3.500%	9/19/29	700,000	699,142	(a)
Carlyle Holdings II Finance LLC, Senior Notes	5.625%	3/30/43	620,000	730,856	(a)
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	2,480,000	2,593,956	(a)(d)
High Street Funding Trust I, Senior Notes	4.111%	2/15/28	1,340,000	1,445,463	(a)

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2019 Annual Report	23

Schedule of investments (cont’d)

December 31, 2019

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
ILFC E-Capital Trust I, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.550%)	3.900%	12/21/65	5,800,000	$4,510,196	(a)(b)
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.800%)	4.150%	12/21/65	660,000	536,455	(a)(b)
Park Aerospace Holdings Ltd., Senior Notes	5.250%	8/15/22	430,000	459,331	(a)
Total Diversified Financial Services				12,437,851
Insurance — 1.5%
American International Group Inc., Senior Notes	4.750%	4/1/48	520,000	627,958
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	1,070,000	1,074,412
Fidelity & Guaranty Life Holdings Inc., Senior Notes	5.500%	5/1/25	810,000	864,667	(a)
Massachusetts Mutual Life Insurance Co., Subordinated Notes	4.900%	4/1/77	830,000	1,003,491	(a)
MetLife Inc., Senior Notes	4.721%	12/15/44	110,000	134,508
New York Life Insurance Co., Subordinated Notes	4.450%	5/15/69	350,000	401,818	(a)
Northwestern Mutual Life Insurance Co., Subordinated Notes	3.850%	9/30/47	2,300,000	2,428,077	(a)
Northwestern Mutual Life Insurance Co., Subordinated Notes	3.625%	9/30/59	540,000	543,286	(a)
Nuveen Finance LLC, Senior Notes	4.125%	11/1/24	510,000	554,581	(a)
Nuveen LLC, Senior Notes	4.000%	11/1/28	710,000	791,313	(a)
Reliance Standard Life Global Funding II, Secured Notes	2.500%	10/30/24	1,800,000	1,799,829	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	460,000	565,847	(a)
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.270%	5/15/47	800,000	911,244	(a)
Total Insurance				11,701,031
Investment Companies — 0.2%
MDGH - GMTN BV, Senior Notes	2.500%	11/7/24	1,640,000	1,647,318	(a)
Total Financials				210,567,121
Health Care — 14.1%
Biotechnology — 3.9%
AbbVie Inc., Senior Notes	2.300%	11/21/22	7,460,000	7,502,915	(a)
AbbVie Inc., Senior Notes	2.600%	11/21/24	7,460,000	7,528,815	(a)
AbbVie Inc., Senior Notes	2.950%	11/21/26	4,500,000	4,588,693	(a)

See Notes to Financial Statements.

24	Western Asset Corporate Bond Fund 2019 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Biotechnology — continued
AbbVie Inc., Senior Notes	3.200%	11/21/29	3,670,000	$3,738,318	(a)
AbbVie Inc., Senior Notes	4.050%	11/21/39	3,980,000	4,197,382	(a)
AbbVie Inc., Senior Notes	4.250%	11/21/49	740,000	789,114	(a)
Amgen Inc., Senior Notes	3.625%	5/22/24	290,000	306,623
Amgen Inc., Senior Notes	4.400%	5/1/45	350,000	392,806
Amgen Inc., Senior Notes	4.663%	6/15/51	339,000	400,050
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	890,000	944,415
Gilead Sciences Inc., Senior Notes	4.000%	9/1/36	300,000	332,682
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	170,000	223,776
Gilead Sciences Inc., Senior Notes	4.500%	2/1/45	90,000	104,780
Gilead Sciences Inc., Senior Notes	4.750%	3/1/46	250,000	301,085
Total Biotechnology				31,351,454
Health Care Equipment & Supplies — 0.8%
Abbott Laboratories, Senior Notes	4.750%	11/30/36	710,000	891,674
Abbott Laboratories, Senior Notes	4.900%	11/30/46	600,000	789,651
Alcon Finance Corp., Senior Notes	2.750%	9/23/26	690,000	703,838	(a)
Alcon Finance Corp., Senior Notes	3.000%	9/23/29	1,230,000	1,253,982	(a)
Becton Dickinson and Co., Senior Notes	4.875%	5/15/44	91,000	105,586
Becton Dickinson and Co., Senior Notes	4.685%	12/15/44	983,000	1,152,089
Becton Dickinson and Co., Senior Notes (3 mo. USD LIBOR + 0.875%)	2.836%	12/29/20	1,301,000	1,301,662	(b)
Total Health Care Equipment & Supplies				6,198,482
Health Care Providers & Services — 5.9%
Aetna Inc., Senior Notes	2.750%	11/15/22	1,450,000	1,474,445
Aetna Inc., Senior Notes	2.800%	6/15/23	1,090,000	1,108,374
Anthem Inc., Senior Notes	4.101%	3/1/28	600,000	652,491
Anthem Inc., Senior Notes	4.375%	12/1/47	160,000	176,936
Centene Corp., Senior Notes	4.750%	1/15/25	1,230,000	1,280,202	(a)
Centene Corp., Senior Notes	4.250%	12/15/27	530,000	546,218	(a)
Centene Corp., Senior Notes	4.625%	12/15/29	1,600,000	1,685,120	(a)
Cigna Corp., Senior Notes	4.125%	11/15/25	1,150,000	1,249,623
Cigna Corp., Senior Notes	4.375%	10/15/28	1,550,000	1,720,315
Cigna Corp., Senior Notes	4.800%	8/15/38	2,050,000	2,398,684
CommonSpirit Health, Secured Notes	4.350%	11/1/42	100,000	102,902
CVS Health Corp., Senior Notes	4.000%	12/5/23	1,000,000	1,058,919
CVS Health Corp., Senior Notes	2.625%	8/15/24	1,330,000	1,342,772
CVS Health Corp., Senior Notes	4.100%	3/25/25	1,690,000	1,815,615
CVS Health Corp., Senior Notes	3.000%	8/15/26	220,000	224,783
CVS Health Corp., Senior Notes	4.300%	3/25/28	3,728,000	4,075,944

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2019 Annual Report	25

Schedule of investments (cont’d)

December 31, 2019

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care Providers & Services — continued
CVS Health Corp., Senior Notes	3.250%	8/15/29	430,000	$437,906
CVS Health Corp., Senior Notes	4.780%	3/25/38	1,830,000	2,083,803
CVS Health Corp., Senior Notes	5.125%	7/20/45	680,000	807,966
DH Europe Finance II Sarl, Senior Notes	3.250%	11/15/39	360,000	364,410
DH Europe Finance II Sarl, Senior Notes	3.400%	11/15/49	260,000	266,147
HCA Inc., Senior Secured Notes	4.125%	6/15/29	930,000	988,698
HCA Inc., Senior Secured Notes	5.125%	6/15/39	500,000	552,820
HCA Inc., Senior Secured Notes	5.500%	6/15/47	820,000	943,991
Humana Inc., Senior Notes	2.900%	12/15/22	430,000	438,420
Humana Inc., Senior Notes	3.850%	10/1/24	470,000	499,972
Humana Inc., Senior Notes	3.950%	3/15/27	430,000	463,182
Humana Inc., Senior Notes	3.125%	8/15/29	1,320,000	1,349,270
Humana Inc., Senior Notes	4.950%	10/1/44	890,000	1,052,990
Humana Inc., Senior Notes	4.800%	3/15/47	260,000	305,213
Kaiser Foundation Hospitals	3.266%	11/1/49	350,000	352,284
Kaiser Foundation Hospitals, Senior Notes	4.150%	5/1/47	250,000	285,942
Magellan Health Inc., Senior Notes	4.900%	9/22/24	4,854,000	4,989,499
UnitedHealth Group Inc., Senior Notes	3.500%	2/15/24	1,330,000	1,404,984
UnitedHealth Group Inc., Senior Notes	2.375%	8/15/24	3,690,000	3,741,408
UnitedHealth Group Inc., Senior Notes	3.700%	12/15/25	550,000	595,753
UnitedHealth Group Inc., Senior Notes	3.850%	6/15/28	1,160,000	1,281,076
UnitedHealth Group Inc., Senior Notes	2.875%	8/15/29	1,250,000	1,288,231
UnitedHealth Group Inc., Senior Notes	3.500%	8/15/39	640,000	673,536
UnitedHealth Group Inc., Senior Notes	4.750%	7/15/45	350,000	431,587
Total Health Care Providers & Services				46,512,431
Pharmaceuticals — 3.5%
Allergan Funding SCS, Senior Notes	3.450%	3/15/22	540,000	552,563
Allergan Funding SCS, Senior Notes	3.800%	3/15/25	320,000	336,503
Allergan Funding SCS, Senior Notes	4.550%	3/15/35	120,000	131,393
Allergan Inc., Senior Notes	2.800%	3/15/23	270,000	272,296
Bristol-Myers Squibb Co., Senior Notes	3.550%	8/15/22	370,000	384,687	(a)
Bristol-Myers Squibb Co., Senior Notes	3.625%	5/15/24	510,000	539,327	(a)
Bristol-Myers Squibb Co., Senior Notes	3.875%	8/15/25	490,000	530,088	(a)
Bristol-Myers Squibb Co., Senior Notes	3.400%	7/26/29	3,770,000	4,038,138	(a)
Bristol-Myers Squibb Co., Senior Notes	4.250%	10/26/49	1,160,000	1,379,325	(a)
Elanco Animal Health Inc., Senior Notes	3.912%	8/27/21	950,000	974,864
Johnson & Johnson, Senior Notes	2.900%	1/15/28	960,000	1,003,065
Johnson & Johnson, Senior Notes	3.700%	3/1/46	800,000	905,703
Johnson & Johnson, Senior Notes	3.500%	1/15/48	420,000	461,004

See Notes to Financial Statements.

26	Western Asset Corporate Bond Fund 2019 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — continued
Pfizer Inc., Senior Notes	3.000%	12/15/26	1,830,000	$1,925,125
Pfizer Inc., Senior Notes	4.400%	5/15/44	210,000	251,160
Teva Pharmaceutical Finance Co. BV, Senior Notes	3.650%	11/10/21	470,000	461,070
Teva Pharmaceutical Finance Co. BV, Senior Notes	2.950%	12/18/22	613,000	586,506
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	800,000	784,456
Teva Pharmaceutical Finance IV LLC, Senior Notes	2.250%	3/18/20	2,610,000	2,614,646
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	8,185,000	7,941,660
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.800%	7/21/23	1,180,000	1,096,910
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	7.125%	1/31/25	750,000	771,964	(a)
Total Pharmaceuticals				27,942,453
Total Health Care				112,004,820
Industrials — 8.5%
Aerospace & Defense — 3.0%
Avolon Holdings Funding Ltd., Senior Notes	3.625%	5/1/22	3,340,000	3,426,339	(a)
Avolon Holdings Funding Ltd., Senior Notes	5.125%	10/1/23	760,000	821,404	(a)
Avolon Holdings Funding Ltd., Senior Notes	3.950%	7/1/24	1,530,000	1,596,326	(a)
Boeing Co., Senior Notes	1.875%	6/15/23	490,000	487,245
Boeing Co., Senior Notes	3.100%	5/1/26	5,590,000	5,773,934
Boeing Co., Senior Notes	3.300%	3/1/35	680,000	683,885
Boeing Co., Senior Notes	3.750%	2/1/50	1,300,000	1,386,350
Boeing Co., Senior Notes	3.950%	8/1/59	2,270,000	2,432,228
Hexcel Corp., Senior Notes	3.950%	2/15/27	980,000	1,023,360
Huntington Ingalls Industries Inc., Senior Notes	3.483%	12/1/27	570,000	594,081
L3Harris Technologies Inc., Senior Notes	4.400%	6/15/28	960,000	1,071,168	(a)
L3Harris Technologies Inc., Senior Notes	2.900%	12/15/29	2,840,000	2,891,163
Northrop Grumman Corp., Senior Notes	4.030%	10/15/47	1,090,000	1,219,509
United Technologies Corp., Senior Notes	4.050%	5/4/47	20,000	22,980
United Technologies Corp., Senior Notes	4.625%	11/16/48	400,000	502,003
Total Aerospace & Defense				23,931,975
Airlines — 0.9%
American Airlines Group Inc. Pass-Through Trust	4.375%	10/1/22	462,872	476,929
American Airlines Group Inc. Pass-Through Trust, Secured Bonds	3.700%	5/1/23	239,130	241,127
Continental Airlines Pass-Through Trust	7.256%	3/15/20	37,436	37,672

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2019 Annual Report	27

Schedule of investments (cont’d)

December 31, 2019

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Airlines — continued
Continental Airlines Pass-Through Trust	9.798%	4/1/21	138,539	$143,155
Continental Airlines Pass-Through Trust	5.983%	4/19/22	809,012	851,751
Delta Air Lines Inc., Senior Notes	2.900%	10/28/24	4,020,000	4,030,110
Delta Air Lines Inc., Senior Notes	3.750%	10/28/29	730,000	730,190
United Airlines Pass-Through Trust	5.375%	8/15/21	400,240	416,034
United Airlines Pass-Through Trust	4.625%	9/3/22	325,846	336,341
Total Airlines				7,263,309
Commercial Services & Supplies — 1.5%
California Institute of Technology, Senior Notes	3.650%	9/1/2119	590,000	574,502
Cintas Corp. No 2, Senior Notes	2.900%	4/1/22	180,000	183,679
Cintas Corp. No 2, Senior Notes	3.700%	4/1/27	240,000	260,586
GFL Environmental Inc., Senior Notes	5.375%	3/1/23	1,840,000	1,899,800	(a)
GFL Environmental Inc., Senior Notes	7.000%	6/1/26	570,000	603,771	(a)
Republic Services Inc., Senior Notes	2.500%	8/15/24	650,000	658,146
Republic Services Inc., Senior Notes	3.375%	11/15/27	2,490,000	2,635,953
United Rentals North America Inc., Secured Notes	3.875%	11/15/27	1,290,000	1,319,412
Waste Management Inc., Senior Notes	3.500%	5/15/24	360,000	378,687
Waste Management Inc., Senior Notes	3.200%	6/15/26	80,000	83,879
Waste Management Inc., Senior Notes	3.150%	11/15/27	1,380,000	1,441,226
Waste Management Inc., Senior Notes	4.000%	7/15/39	1,930,000	2,166,553
Total Commercial Services & Supplies				12,206,194
Construction & Engineering — 0.6%
Vinci SA, Senior Notes	3.750%	4/10/29	4,090,000	4,467,922	(a)
Electrical Equipment — 0.3%
Eaton Corp., Senior Notes	7.650%	11/15/29	1,500,000	2,058,621
Industrial Conglomerates — 1.7%
General Electric Co., Senior Notes	6.750%	3/15/32	65,000	83,569
General Electric Co., Senior Notes	6.150%	8/7/37	1,160,000	1,444,625
General Electric Co., Senior Notes	5.875%	1/14/38	510,000	620,849
General Electric Co., Senior Notes	6.875%	1/10/39	8,496,000	11,373,331
Total Industrial Conglomerates				13,522,374
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC, Senior Notes	4.400%	3/15/42	650,000	754,511
Norfolk Southern Railway Co., Senior Notes	7.875%	5/15/43	348,000	539,665
Union Pacific Corp., Senior Notes	4.375%	9/10/38	690,000	792,517
Union Pacific Corp., Senior Notes	4.375%	11/15/65	250,000	275,660
Total Road & Rail				2,362,353

See Notes to Financial Statements.

28	Western Asset Corporate Bond Fund 2019 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Transportation Infrastructure — 0.2%
SMBC Aviation Capital Finance DAC, Senior Notes	4.125%	7/15/23	1,290,000	$1,358,244	(a)
Total Industrials				67,170,992
Information Technology — 2.4%
Communications Equipment — 0.3%
Harris Corp., Senior Notes	7.000%	1/15/26	990,000	1,197,821
Harris Corp., Senior Notes	4.854%	4/27/35	500,000	591,147
Total Communications Equipment				1,788,968
IT Services — 0.2%
International Business Machines Corp., Senior Notes	3.500%	5/15/29	390,000	419,975
PayPal Holdings Inc., Senior Notes	2.400%	10/1/24	1,020,000	1,031,191
S&P Global Inc., Senior Notes	2.500%	12/1/29	100,000	100,205
S&P Global Inc., Senior Notes	3.250%	12/1/49	210,000	215,532
Total IT Services				1,766,903
Semiconductors & Semiconductor Equipment — 0.7%
Texas Instruments Inc., Senior Notes	2.900%	11/3/27	1,310,000	1,373,046
Texas Instruments Inc., Senior Notes	2.250%	9/4/29	2,420,000	2,392,627
Texas Instruments Inc., Senior Notes	3.875%	3/15/39	1,430,000	1,619,542
Total Semiconductors & Semiconductor Equipment				5,385,215
Software — 0.7%
Microsoft Corp., Senior Notes	3.300%	2/6/27	130,000	139,069
Microsoft Corp., Senior Notes	3.450%	8/8/36	1,820,000	1,997,741
Microsoft Corp., Senior Notes	4.100%	2/6/37	2,800,000	3,317,155
salesforce.com Inc., Senior Notes	3.700%	4/11/28	270,000	296,450
Total Software				5,750,415
Technology Hardware, Storage & Peripherals — 0.5%
Dell International LLC/EMC Corp., Senior Secured Notes	4.420%	6/15/21	4,010,000	4,127,696	(a)
Total Information Technology				18,819,197
Materials — 4.2%
Metals & Mining — 4.0%
Alcoa Nederland Holding BV, Senior Notes	6.750%	9/30/24	480,000	506,198	(a)
Alcoa Nederland Holding BV, Senior Notes	7.000%	9/30/26	500,000	546,575	(a)
Anglo American Capital PLC, Senior Notes	3.750%	4/10/22	2,650,000	2,720,949	(a)
Anglo American Capital PLC, Senior Notes	3.625%	9/11/24	870,000	903,163	(a)
ArcelorMittal, Senior Notes	6.750%	3/1/41	40,000	47,724
ArcelorMittal SA, Senior Notes	6.125%	6/1/25	2,630,000	3,023,957
ArcelorMittal SA, Senior Notes	4.550%	3/11/26	2,440,000	2,593,154

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2019 Annual Report	29

Schedule of investments (cont’d)

December 31, 2019

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
ArcelorMittal SA, Senior Notes	7.000%	10/15/39	220,000		$268,598
Barrick North America Finance LLC, Senior Notes	5.700%	5/30/41	580,000		716,630
Barrick PD Australia Finance Pty Ltd., Senior Notes	5.950%	10/15/39	640,000		813,250
BHP Billiton Finance USA Ltd., Senior Notes (6.750% to 10/19/25 then USD 5 year ICE Swap Rate + 5.093%)	6.750%	10/19/75	220,000		258,652	(a)(b)
First Quantum Minerals Ltd., Senior Notes	7.000%	2/15/21	704,000		707,080	(a)
First Quantum Minerals Ltd., Senior Notes	7.250%	5/15/22	3,314,000		3,335,475	(a)
First Quantum Minerals Ltd., Senior Notes	7.250%	4/1/23	200,000		207,473	(a)
First Quantum Minerals Ltd., Senior Notes	7.500%	4/1/25	430,000		440,571	(a)
Glencore Finance Canada Ltd., Senior Notes	4.950%	11/15/21	2,500,000		2,615,199	(a)
Glencore Finance Canada Ltd., Senior Notes	4.250%	10/25/22	2,500,000		2,618,398	(a)
Glencore Funding LLC, Senior Notes	3.000%	10/27/22	1,100,000		1,109,267	(a)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	3,180,000		3,332,795	(a)
Glencore Funding LLC, Senior Notes	4.625%	4/29/24	1,330,000		1,413,657	(a)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	710,000		738,602	(a)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	540,000		562,313	(a)
Hudbay Minerals Inc., Senior Notes	7.250%	1/15/23	120,000		124,775	(a)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	450,000		519,493
Vale Overseas Ltd., Senior Notes	6.875%	11/21/36	234,000		305,004
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	1,500,000		1,570,658
Total Metals & Mining					31,999,610
Paper & Forest Products — 0.2%
Suzano Austria GmbH, Senior Notes	5.000%	1/15/30	1,170,000		1,231,975
Suzano Austria GmbH, Senior Notes	7.000%	3/16/47	310,000		365,222	(a)
Total Paper & Forest Products					1,597,197
Total Materials					33,596,807
Real Estate — 0.8%
Equity Real Estate Investment Trusts (REITs) — 0.7%
American Tower Trust 1, Senior Secured Notes	3.652%	3/23/28	610,000		639,336	(a)
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	5.000%	10/15/27	780,000		828,769
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	3.692%	6/5/28	2,100,000	GBP	2,861,574
MPT Operating Partnership LP/MPT Finance Corp., Senior Notes	4.625%	8/1/29	740,000		763,588
WEA Finance LLC, Senior Notes	4.125%	9/20/28	110,000		119,216	(a)
Total Equity Real Estate Investment Trusts (REITs)					5,212,483

See Notes to Financial Statements.

30	Western Asset Corporate Bond Fund 2019 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
Real Estate Management & Development — 0.1%
Security Capital Group Inc., Senior Notes	7.700%	6/15/28	800,000	$976,834
Total Real Estate				6,189,317
Utilities — 2.3%
Electric Utilities — 2.1%
Abu Dhabi National Energy Co. PJSC, Senior Notes	4.375%	4/23/25	750,000	809,925	(a)
Abu Dhabi National Energy Co. PJSC, Senior Notes	4.875%	4/23/30	990,000	1,133,274	(a)
CenterPoint Energy Houston Electric LLC, Senior Secured Bonds	4.500%	4/1/44	1,240,000	1,484,386
Cleveland Electric Illuminating Co., Senior Notes	3.500%	4/1/28	1,750,000	1,824,358	(a)
Comision Federal de Electricidad, Senior Notes	4.875%	1/15/24	390,000	420,391	(a)
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	840,000	1,194,336
Duke Energy Carolinas LLC, Senior Notes	6.100%	6/1/37	1,260,000	1,716,441
Duke Energy Indiana LLC, Senior Notes	3.250%	10/1/49	560,000	561,656
FirstEnergy Corp., Senior Notes	3.900%	7/15/27	1,340,000	1,434,548
FirstEnergy Corp., Senior Notes	7.375%	11/15/31	1,550,000	2,190,272
FirstEnergy Corp., Senior Notes	4.850%	7/15/47	100,000	119,135
Florida Power & Light Co.	3.150%	10/1/49	280,000	284,038
Jersey Central Power & Light Co., Senior Notes	4.300%	1/15/26	370,000	403,207	(a)
MidAmerican Energy Co.	3.650%	4/15/29	520,000	569,114
MidAmerican Energy Co.	3.150%	4/15/50	700,000	693,481
Oncor Electric Delivery Co. LLC, Senior Secured Notes	3.100%	9/15/49	590,000	578,353
Pennsylvania Electric Co., Senior Notes	4.150%	4/15/25	510,000	543,116	(a)
Southern California Edison Co., First Mortgage Bonds	4.000%	4/1/47	50,000	52,730
Southern California Edison Co., First Mortgage Bonds	4.125%	3/1/48	800,000	856,172
Total Electric Utilities				16,868,933
Independent Power and Renewable Electricity Producers — 0.1%
NRG Energy Inc., Senior Secured Notes	3.750%	6/15/24	800,000	827,905	(a)
Multi-Utilities — 0.1%
San Diego Gas & Electric Co., Senior Secured Bonds	3.750%	6/1/47	700,000	729,594
Total Utilities				18,426,432
Total Corporate Bonds & Notes (Cost — $649,354,349)				689,646,688
U.S. Government & Agency Obligations — 4.9%
U.S. Government Obligations — 4.9%
U.S. Treasury Bonds	3.125%	5/15/48	3,865,000	4,463,094

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2019 Annual Report	31

Schedule of investments (cont’d)

December 31, 2019

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
U.S. Government Obligations — continued
U.S. Treasury Bonds	3.000%	8/15/48	4,040,000		$4,563,148
U.S. Treasury Bonds	2.250%	8/15/49	4,205,000		4,092,073
U.S. Treasury Bonds	2.375%	11/15/49	5,510,000		5,508,708
U.S. Treasury Notes	2.375%	3/15/22	380,000		386,643
U.S. Treasury Notes	2.125%	5/15/22	80,000		81,005
U.S. Treasury Notes	2.125%	3/31/24	2,160,000		2,200,542
U.S. Treasury Notes	1.750%	6/30/24	1,935,000		1,941,463
U.S. Treasury Notes	1.500%	10/31/24	1,900,000		1,884,488
U.S. Treasury Notes	1.500%	11/30/24	2,740,000		2,718,273
U.S. Treasury Notes	1.875%	6/30/26	6,000,000		6,030,937
U.S. Treasury Notes	1.375%	8/31/26	270,000		262,707
U.S. Treasury Notes	2.375%	5/15/29	790,000		821,847
U.S. Treasury Notes	1.750%	11/15/29	3,750,000		3,696,899
Total U.S. Government & Agency Obligations (Cost — $37,253,753)					38,651,827
Sovereign Bonds — 3.2%
Argentina — 0.8%
Argentina POM Politica Monetaria, Bonds (Argentina Central Bank 7 Day Repo Reference Rate)	56.589%	6/21/20	25,130,000	ARS	221,231	(b)(e)
Argentine Bonos del Tesoro, Bonds	18.200%	10/3/21	3,310,000	ARS	16,934	(e)
Argentine Republic Government International Bond, Senior Notes	6.875%	4/22/21	1,000,000		542,900
Argentine Republic Government International Bond, Senior Notes	7.500%	4/22/26	270,000		141,169
Argentine Republic Government International Bond, Senior Notes	5.875%	1/11/28	4,580,000		2,165,642
Argentine Republic Government International Bond, Senior Notes	7.625%	4/22/46	1,000,000		505,935
Argentine Republic Government International Bond, Senior Notes	6.875%	1/11/48	720,000		347,173
Provincia de Buenos Aires, Senior Notes	9.125%	3/16/24	4,210,000		1,873,450	(a)
Provincia de Cordoba, Senior Notes	7.125%	6/10/21	790,000		588,550	(a)
Total Argentina					6,402,984
Colombia — 0.2%
Colombia Government International Bond, Senior Notes	4.500%	3/15/29	480,000		533,687
Colombia Government International Bond, Senior Notes	5.625%	2/26/44	620,000		772,479
Total Colombia					1,306,166

See Notes to Financial Statements.

32	Western Asset Corporate Bond Fund 2019 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Ecuador — 0.2%
Ecuador Government International Bond, Senior Notes	9.650%	12/13/26	790,000		$752,749	(a)
Ecuador Government International Bond, Senior Notes	10.750%	1/31/29	1,050,000		1,026,740	(a)
Total Ecuador					1,779,489
Ghana — 0.3%
Ghana Government International Bond, Senior Notes	7.875%	3/26/27	590,000		621,598	(a)
Ghana Government International Bond, Senior Notes	8.627%	6/16/49	1,190,000		1,190,712	(a)
Ghana Government International Bond, Senior Notes	8.950%	3/26/51	570,000		584,778	(a)
Total Ghana					2,397,088
Indonesia — 0.0%
Indonesia Government International Bond, Senior Notes	3.500%	1/11/28	200,000		209,068
Israel — 0.2%
Israel Government International Bond, Senior Notes	3.250%	1/17/28	1,400,000		1,506,739
Kenya — 0.1%
Kenya Government International Bond, Senior Notes	8.250%	2/28/48	470,000		505,038	(a)
Kuwait — 0.4%
Kuwait International Government Bond, Senior Notes	3.500%	3/20/27	2,730,000		2,938,763	(a)
Mexico — 0.1%
Mexico Government International Bond, Senior Notes	4.350%	1/15/47	1,200,000		1,270,122
Nigeria — 0.1%
Nigeria Government International Bond, Senior Notes	7.696%	2/23/38	860,000		865,070	(a)
Qatar — 0.4%
Qatar Government International Bond, Senior Notes	3.375%	3/14/24	1,590,000		1,666,360	(a)
Qatar Government International Bond, Senior Notes	4.817%	3/14/49	1,020,000		1,265,257	(a)
Total Qatar					2,931,617
Russia — 0.2%
Russian Federal Bond — OFZ	6.900%	5/23/29	97,940,000	RUB	1,664,008

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2019 Annual Report	33

Schedule of investments (cont’d)

December 31, 2019

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†	Value
United Arab Emirates — 0.2%
Abu Dhabi Government International Bond, Senior Notes	4.125%	10/11/47	910,000	$1,060,659	(a)
Abu Dhabi Government International Bond, Senior Notes	3.125%	9/30/49	480,000	468,919	(a)
Total United Arab Emirates				1,529,578
Total Sovereign Bonds (Cost — $31,024,006)				25,305,730
Municipal Bonds — 0.5%
Alabama — 0.1%
Alabama State Economic Settlement Authority, BP Settlement Revenue, Series B	3.163%	9/15/25	660,000	675,550
California — 0.1%
California State, GO, Build America Bonds	7.300%	10/1/39	600,000	917,244
Florida — 0.1%
Sumter Landing, FL, Community Development District Recreational Revenue, Taxable Community Development District	4.172%	10/1/47	450,000	498,798
New York — 0.1%
Port Authority of New York & New Jersey Revenue, Taxable Consolidated	4.960%	8/1/46	770,000	996,118
Ohio — 0.1%
American Municipal Power-Ohio Inc., Revenue, OH, Build America Bonds	7.499%	2/15/50	480,000	742,166
Total Municipal Bonds (Cost — $3,125,367)				3,829,876
Asset-Backed Securities — 0.2%
Ballyrock CLO Ltd., 2019-2A A1B (3 mo. USD LIBOR + 1.750%) (Cost — $1,860,000)	3.648%	11/20/30	1,860,000	1,861,214	(a)(b)

			Shares
Preferred Stocks — 0.2%
Financials — 0.2%
Capital Markets — 0.1%
Morgan Stanley, Non Voting Shares	4.875%		43,694	1,101,089	(c)
Insurance — 0.1%
Delphi Financial Group Inc. (3 mo. USD LIBOR + 3.190%)	5.100%		15,675	352,295	(b)
Total Preferred Stocks (Cost — $1,484,068)				1,453,384

See Notes to Financial Statements.

34	Western Asset Corporate Bond Fund 2019 Annual Report

Western Asset Corporate Bond Fund

Security	Rate	Maturity Date	Face Amount†		Value
Collateralized Mortgage Obligations (f) — 0.1%
Alternative Loan Trust, 2005-IM1 A1 (1 mo. USD LIBOR + 0.600%) (Cost — $881,116)	2.392%	1/25/36	989,001		971,830	(b)
Total Investments before Short-Term Investments (Cost — $724,982,659)					761,720,549
Short-Term Investments — 2.5%
Sovereign Bonds — 0.4%
Egypt Treasury Bills (Cost — $3,018,194)	14.786%	3/24/20	52,000,000	EGP	$3,138,672	(g)

			Shares
Money Market Funds — 2.1%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $16,780,166)	1.496%		16,780,166		16,780,166	(h)
Total Short-Term Investments (Cost — $19,798,360)					19,918,838
Total Investments — 98.6% (Cost — $744,781,019)					781,639,387
Other Assets in Excess of Liabilities — 1.4%					11,119,613
Total Net Assets — 100.0%					$792,759,000

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(f)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(g)	Rate shown represents yield-to-maturity.

(h)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control. At December 31, 2019, the total market value of investments in Affiliated Companies was $16,780,166 and the cost was $16,780,166 (Note 8).

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2019 Annual Report	35

Schedule of investments (cont’d)

December 31, 2019

Western Asset Corporate Bond Fund

Abbreviations used in this schedule:

ARS	— Argentine Peso

CLO	— Collateralized Loan Obligation

EGP	— Egyptian Pound

GBP	— British Pound

GO	— General Obligation

GTD	— Guaranteed

ICE	— Intercontinental Exchange

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

PIK	— Payment-In-Kind

PJSC	— Private Joint Stock Company

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At December 31, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	209	3/20	$45,100,001	$45,039,500	$(60,501)
U.S. Treasury 5-Year Notes	457	3/20	54,403,712	54,204,486	(199,226)
U.S. Treasury 10-Year Notes	811	3/20	104,990,348	104,150,145	(840,203)
					(1,099,930)
Contracts to Sell:
U.S. Treasury Long-Term Bonds	131	3/20	20,911,248	20,423,719	487,529
U.S. Treasury Ultra Long-Term Bonds	78	3/20	14,716,469	14,169,187	547,282
United Kingdom Long Gilt Bonds	14	3/20	2,469,413	2,436,363	33,050
					1,067,861
Net unrealized depreciation on open futures contracts					$(32,069)

At December 31, 2019, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,733,729	GBP	2,100,000	Barclays Bank PLC	1/17/20	$(49,294)
EUR	80	USD	88	Citibank N.A.	1/17/20	2

See Notes to Financial Statements.

36	Western Asset Corporate Bond Fund 2019 Annual Report

Western Asset Corporate Bond Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	22,021	GBP	17,001	Citibank N.A.	1/17/20	$(510)
USD	2,337,894	GBP	1,800,000	Citibank N.A.	1/17/20	(47,554)
Total						$(97,356)

Abbreviations used in this table:

EUR	— Euro

GBP	— British Pound

USD	— United States Dollar

At December 31, 2019, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]		Termination Date	Implied Credit Spread at December 31, 2019[3]	Periodic Payments Made by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Morgan Stanley & Co. Inc. (Daimler AG, 1.400%, due 12/02/24)	4,500,000	EUR	12/20/24	0.516%	1.000% quarterly	$(122,141)	$(106,818)	$(15,323)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]		Termination Date	Implied Credit Spread at December 31, 2019[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (Volkswagen AG, 0.500%, due 3/30/21)	4,500,000	EUR	12/20/24	0.745%	1.000% quarterly	$63,939	$55,989	$7,950

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2019 Annual Report	37

Schedule of investments (cont’d)

December 31, 2019

Western Asset Corporate Bond Fund

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end, serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

† Percentage shown is an annual percentage rate.

Abbreviations used in this table:

EUR	— Euro

See Notes to Financial Statements.

38	Western Asset Corporate Bond Fund 2019 Annual Report

Statement of assets and liabilities

December 31, 2019

Assets:
Investments in unaffiliated securities, at value (Cost — $728,000,853)	$764,859,221
Investments in affiliated securities, at value (Cost — $16,780,166)	16,780,166
Foreign currency, at value (Cost — $185,437)	171,445
Cash	1,060,852
Interest receivable	8,190,549
Receivable for Fund shares sold	2,229,519
Deposits with brokers for open futures contracts	903,616
Foreign currency collateral for open futures contracts, at value (Cost — $96,703)	98,821
OTC swaps, at value (premiums received — $55,989)	63,939
Receivable from broker — variation margin on open futures contracts	35,039
Unrealized appreciation on forward foreign currency contracts	2
Other assets	1,226
Prepaid expenses	54,984
Total Assets	794,449,379

Liabilities:
Payable for Fund shares repurchased	651,302
Investment management fee payable	247,241
Distributions payable	237,735
OTC swaps, at value (premiums received — $106,818)	122,141
Unrealized depreciation on forward foreign currency contracts	97,358
Service and/or distribution fees payable	85,323
Trustees’ fees payable	2,719
Accrued expenses	246,560
Total Liabilities	1,690,379
Total Net Assets	$792,759,000

Net Assets:
Par value (Note 7)	$614
Paid-in capital in excess of par value	761,476,447
Total distributable earnings (loss)	31,281,939
Total Net Assets	$792,759,000

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2019 Annual Report	39

Statement of assets and liabilities (cont’d)

December 31, 2019

Net Assets:
Class A	$271,049,806
Class C	$9,621,770
Class C1	$1,513,544
Class I	$466,609,779
Class P	$43,964,101

Shares Outstanding:
Class A	21,006,911
Class C	745,848
Class C1	118,083
Class I	36,162,139
Class P	3,410,261

Net Asset Value:
Class A (and redemption price)	$12.90
Class C*	$12.90
Class C1*	$12.82
Class I (and redemption price)	$12.90
Class P (and redemption price)	$12.89
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$13.47

*	Redemption price per share is NAV of Class C and Class C1 shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

40	Western Asset Corporate Bond Fund 2019 Annual Report

Statement of operations

For the Year Ended December 31, 2019

Investment Income:
Interest from unaffiliated investments	$26,325,748
Interest from affiliated investments	278,881
Dividends	43,383
Less: Foreign taxes withheld	(386)
Total Investment Income	26,647,626

Expenses:
Investment management fee (Note 2)	2,781,308
Service and/or distribution fees (Notes 2 and 5)	979,110
Transfer agent fees (Note 5)	820,740
Registration fees	123,812
Fund accounting fees	73,748
Legal fees	53,439
Audit and tax fees	45,770
Shareholder reports	29,287
Trustees’ fees	13,987
Insurance	6,963
Commitment fees (Note 9)	6,607
Custody fees	6,427
Interest expense	1,178
Miscellaneous expenses	18,748
Total Expenses	4,961,124
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(69,596)
Net Expenses	4,891,528
Net Investment Income	21,756,098

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	10,666,522
Futures contracts	(4,541,753)
Written options	3,236
Swap contracts	159,236
Forward foreign currency contracts	(188,395)
Foreign currency transactions	(80,555)
Net Realized Gain	6,018,291
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	49,678,867
Futures contracts	742,504
Swap contracts	31,279

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2019 Annual Report	41

Statement of operations (cont’d)

For the Year Ended December 31, 2019

Forward foreign currency contracts	(80,890)
Foreign currencies	(15,472)
Change in Net Unrealized Appreciation (Depreciation)	50,356,288
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	56,374,579
Increase in Net Assets From Operations	$78,130,677

See Notes to Financial Statements.

42	Western Asset Corporate Bond Fund 2019 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2019	2018

Operations:
Net investment income	$21,756,098	$17,903,239
Net realized gain (loss)	6,018,291	(3,712,755)
Change in net unrealized appreciation (depreciation)	50,356,288	(31,303,951)
Increase (Decrease) in Net Assets From Operations	78,130,677	(17,113,467)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(25,158,341)	(18,559,757)
Decrease in Net Assets From Distributions to Shareholders	(25,158,341)	(18,559,757)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	432,887,153	173,577,915
Reinvestment of distributions	22,413,533	16,649,045
Cost of shares repurchased	(176,808,731)	(162,770,373)
Increase in Net Assets From Fund Share Transactions	278,491,955	27,456,587
Increase (Decrease) in Net Assets	331,464,291	(8,216,637)

Net Assets:
Beginning of year	461,294,709	469,511,346
End of year	$792,759,000	$461,294,709

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2019 Annual Report	43

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.72	$12.63	$12.20	$11.74	$12.34

Income (loss) from operations:
Net investment income	0.43	0.44	0.40	0.45	0.44
Net realized and unrealized gain (loss)	1.24	(0.90)	0.47	0.48	(0.53)
Total income (loss) from operations	1.67	(0.46)	0.87	0.93	(0.09)

Less distributions from:
Net investment income	(0.46)	(0.45)	(0.44)	(0.47)	(0.51)
Net realized gains	(0.03)	—	—	—	—
Total distributions	(0.49)	(0.45)	(0.44)	(0.47)	(0.51)

Net asset value, end of year	$12.90	$11.72	$12.63	$12.20	$11.74
Total return[2]	14.40%	(3.66)%	7.20%	7.99%	(0.82)%

Net assets, end of year (millions)	$271	$228	$270	$261	$234

Ratios to average net assets:
Gross expenses	0.93%	0.96%	0.99%	1.02%	1.02%
Net expenses	0.93 [3,4]	0.95 [3,4]	0.97 [3,4]	1.02	1.02
Net investment income	3.40	3.63	3.22	3.73	3.64

Portfolio turnover rate	84%	95%	75%	114%	95%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

44	Western Asset Corporate Bond Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.72	$12.63	$12.20	$11.74	$12.34

Income (loss) from operations:
Net investment income	0.34	0.36	0.31	0.36	0.37
Net realized and unrealized gain (loss)	1.24	(0.90)	0.46	0.49	(0.55)
Total income (loss) from operations	1.58	(0.54)	0.77	0.85	(0.18)

Less distributions from:
Net investment income	(0.37)	(0.37)	(0.34)	(0.39)	(0.42)
Net realized gains	(0.03)	—	—	—	—
Total distributions	(0.40)	(0.37)	(0.34)	(0.39)	(0.42)

Net asset value, end of year	$12.90	$11.72	$12.63	$12.20	$11.74
Total return[2]	13.65%	(4.29)%	6.42%	7.28%	(1.47)%

Net assets, end of year (000s)	$9,622	$8,885	$9,650	$6,956	$1,956

Ratios to average net assets:
Gross expenses	1.59%	1.61%	1.69%	1.70%	1.68%
Net expenses[3]	1.59 [4]	1.61	1.69	1.70	1.68
Net investment income	2.74	2.97	2.48	2.96	3.02

Portfolio turnover rate	84%	95%	75%	114%	95%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.70%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to March 31, 2017, as a result of an expense limitation arrangement, the ratio of total annual fund operating expenses to average net assets of Class C shares did not exceed 1.75%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2019 Annual Report	45

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class C1 Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.65	$12.55	$12.13	$11.67	$12.27

Income (loss) from operations:
Net investment income	0.38	0.38	0.34	0.40	0.38
Net realized and unrealized gain (loss)	1.23	(0.88)	0.46	0.47	(0.53)
Total income (loss) from operations	1.61	(0.50)	0.80	0.87	(0.15)

Less distributions from:
Net investment income	(0.41)	(0.40)	(0.38)	(0.41)	(0.45)
Net realized gains	(0.03)	—	—	—	—
Total distributions	(0.44)	(0.40)	(0.38)	(0.41)	(0.45)

Net asset value, end of year	$12.82	$11.65	$12.55	$12.13	$11.67
Total return[2]	13.98%	(4.02)%	6.64%	7.52%	(1.29)%

Net assets, end of year (000s)	$1,514	$7,091	$9,718	$11,134	$14,067

Ratios to average net assets:
Gross expenses	1.37%	1.37%	1.44%	1.49%	1.48%
Net expenses	1.37 [3,4]	1.37 [3,4]	1.43 [3,4]	1.49	1.48
Net investment income	3.07	3.21	2.76	3.28	3.17

Portfolio turnover rate	84%	95%	75%	114%	95%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

46	Western Asset Corporate Bond Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.72	$12.63	$12.20	$11.74	$12.35

Income (loss) from operations:
Net investment income	0.46	0.47	0.44	0.49	0.48
Net realized and unrealized gain (loss)	1.25	(0.89)	0.47	0.48	(0.54)
Total income (loss) from operations	1.71	(0.42)	0.91	0.97	(0.06)

Less distributions from:
Net investment income	(0.50)	(0.49)	(0.48)	(0.51)	(0.55)
Net realized gains	(0.03)	—	—	—	—
Total distributions	(0.53)	(0.49)	(0.48)	(0.51)	(0.55)

Net asset value, end of year	$12.90	$11.72	$12.63	$12.20	$11.74
Total return[2]	14.68%	(3.27)%	7.54%	8.35%	(0.58)%

Net assets, end of year (000s)	$466,610	$173,068	$125,275	$41,321	$23,419

Ratios to average net assets:
Gross expenses	0.62%	0.65%	0.68%	0.69%	0.69%
Net expenses	0.60 [3,4]	0.65 [3]	0.65 [3,4]	0.69	0.69
Net investment income	3.69	3.94	3.50	4.03	3.96

Portfolio turnover rate	84%	95%	75%	114%	95%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective November 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. From March 31, 2017 through November 12, 2019, the expense limitation was 0.65%.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Western Asset Corporate Bond Fund 2019 Annual Report	47

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended December 31:
Class P Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.71	$12.61	$12.19	$11.73	$12.33

Income (loss) from operations:
Net investment income	0.41	0.42	0.38	0.43	0.43
Net realized and unrealized gain (loss)	1.24	(0.89)	0.45	0.48	(0.54)
Total income (loss) from operations	1.65	(0.47)	0.83	0.91	(0.11)

Less distributions from:
Net investment income	(0.44)	(0.43)	(0.41)	(0.45)	(0.49)
Net realized gains	(0.03)	—	—	—	—
Total distributions	(0.47)	(0.43)	(0.41)	(0.45)	(0.49)

Net asset value, end of year	$12.89	$11.71	$12.61	$12.19	$11.73
Total return[2]	14.22%	(3.74)%	6.91%	7.83%	(0.97)%

Net assets, end of year (000s)	$43,964	$44,232	$55,207	$61,780	$68,413

Ratios to average net assets:
Gross expenses	1.10%	1.11%	1.17%	1.18%	1.17%
Net expenses	1.10 [3,4]	1.11 [3,4]	1.16 [3,4]	1.18	1.17
Net investment income	3.24	3.46	3.02	3.59	3.49

Portfolio turnover rate	84%	95%	75%	114%	95%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

As a result of an expense limitation arrangement, effective March 31, 2017, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class P shares did not exceed 1.20%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[4]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

48	Western Asset Corporate Bond Fund 2019 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Corporate Bond Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations,

Western Asset Corporate Bond Fund 2019 Annual Report	49

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

50	Western Asset Corporate Bond Fund 2019 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$689,646,688	—	$689,646,688
U.S. Government & Agency Obligations	—	38,651,827	—	38,651,827
Sovereign Bonds	—	25,305,730	—	25,305,730
Municipal Bonds	—	3,829,876	—	3,829,876
Asset-Backed Securities	—	1,861,214	—	1,861,214
Preferred Stocks:
Financials	$1,101,089	352,295	—	1,453,384
Collateralized Mortgage Obligations	—	971,830	—	971,830
Total Long-Term Investments	1,101,089	760,619,460	—	761,720,549
Short-Term Investments†:
Sovereign Bonds	—	3,138,672	—	3,138,672
Money Market Funds	16,780,166	—	—	16,780,166
Total Short-Term Investments	16,780,166	3,138,672	—	19,918,838
Total Investments	$17,881,255	$763,758,132	—	$781,639,387
Other Financial Instruments:
Futures Contracts	$1,067,861	—	—	$1,067,861
Forward Foreign Currency Contracts	—	$2	—	2
OTC Credit Default Swaps on Corporate Issues — Sell Protection‡	—	63,939	—	63,939
Total Other Financial Instruments	$1,067,861	$63,941	—	$1,131,802
Total	$18,949,116	$763,822,073	—	$782,771,189

Western Asset Corporate Bond Fund 2019 Annual Report	51

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$1,099,930	—	—	$1,099,930
Forward Foreign Currency Contracts	—	$97,358	—	97,358
OTC Credit Default Swaps on Corporate Issues — Buy Protection‡	—	122,141	—	122,141
Total	$1,099,930	$219,499	—	$1,319,429

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

(b) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

52	Western Asset Corporate Bond Fund 2019 Annual Report

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled

Western Asset Corporate Bond Fund 2019 Annual Report	53

Notes to financial statements (cont’d)

with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2019, the total notional value of all credit default swaps to sell protection was $4,500,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2019, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event

54	Western Asset Corporate Bond Fund 2019 Annual Report

occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower

Western Asset Corporate Bond Fund 2019 Annual Report	55

Notes to financial statements (cont’d)

with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of

56	Western Asset Corporate Bond Fund 2019 Annual Report

investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

Western Asset Corporate Bond Fund 2019 Annual Report	57

Notes to financial statements (cont’d)

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of December 31, 2019, the Fund held forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $219,499. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

58	Western Asset Corporate Bond Fund 2019 Annual Report

(l) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$57,117	$(57,117)

(a)	Reclassifications are due to a prior year taxable overdistribution.

Western Asset Corporate Bond Fund 2019 Annual Report	59

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.45% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset monthly 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1 and Class P shares did not exceed 0.95%, 1.70%, 1.40% and 1.20%, respectively. As a result of an expense limitation arrangement between the Fund and LMPFA, effective November 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.55%. These expense limitation arrangements cannot be terminated prior to December 31, 2021 without the Board of Trustees’ consent. In addition, LMPFA has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

Prior to November 13, 2019, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.65%.

During the year ended December 31, 2019, fees waived and/or expenses reimbursed amounted to $69,596, which included an affiliated money market fund waiver of $636.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

60	Western Asset Corporate Bond Fund 2019 Annual Report

There is a maximum initial sales charge of 4.25% for Class A shares. Class C and Class C1 shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended December 31, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class C
Sales charges	$56,364	—
CDSCs	2,185	$728

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended December 31, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$553,163,066	$198,341,736
Sales	319,724,473	186,894,877

At December 31, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$748,198,728	$41,160,780	$(7,720,121)	$33,440,659
Swap contracts	(50,829)	7,950	(15,323)	(7,373)
Futures contracts	—	1,067,861	(1,099,930)	(32,069)
Forward foreign currency contracts	—	2	(97,358)	(97,356)

Western Asset Corporate Bond Fund 2019 Annual Report	61

Notes to financial statements (cont’d)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2019.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$1,067,861	—	—	$1,067,861
OTC swap contracts[3]	—	—	$63,939	63,939
Forward foreign currency contracts	—	$2	—	2
Total	$1,067,861	$2	$63,939	$1,131,802

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$1,099,930	—	—	$1,099,930
OTC swap contracts[3]	—	—	$122,141	122,141
Forward foreign currency contracts	—	$97,358	—	97,358
Total	$1,099,930	$97,358	$122,141	$1,319,429

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$3,236	—	—	$3,236
Futures contracts	(4,541,753)	—	—	(4,541,753)
Swap contracts	—	—	$159,236	159,236
Forward foreign currency contracts	—	$(188,395)	—	(188,395)
Total	$(4,538,517)	$(188,395)	$159,236	$(4,567,676)

62	Western Asset Corporate Bond Fund 2019 Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$742,504	—	—	$742,504
Swap contracts	—	—	$31,279	31,279
Forward foreign currency contracts	—	$(80,890)	—	(80,890)
Total	$742,504	$(80,890)	$31,279	$692,893

During the year ended December 31, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$9
Futures contracts (to buy)	128,407,243
Futures contracts (to sell)	44,990,872
Forward foreign currency contracts (to buy)	2,646,869
Forward foreign currency contracts (to sell)	579,621

Average Notional Balance
Credit default swap contracts (to buy protection)	$1,110,228
Credit default swap contracts (to sell protection)	3,125,023

†	At December 31, 2019, there were no open positions held in this derivative.

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of December 31, 2019.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2,3]
Barclays Bank PLC	—	$(49,294)	$(49,294)	—	$(49,294)
Citibank N.A.	$2	(48,064)	(48,062)	—	(48,062)
Morgan Stanley & Co. Inc.	63,939	(122,141)	(58,202)	—	(58,202)
Total	$63,941	$(219,499)	$(155,558)	—	$(155,558)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[3]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C, Class C1 and Class P shares calculated at the annual rate of 0.25%, 1.00%, 0.70% and

Western Asset Corporate Bond Fund 2019 Annual Report	63

Notes to financial statements (cont’d)

0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended December 31, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class A	$634,976	†	$437,043
Class C	96,275		7,720
Class C1	24,033		5,398
Class I	—		330,975
Class P	223,826	†	39,604
Total	$979,110		$820,740

†

Amounts shown are exclusive of expense reimbursements. For the year ended December 31, 2019, the service and/or distribution fees reimbursed amounted to $21 and $38 for Class A and Class P shares, respectively.

For the year ended December 31, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$243
Class C	8
Class C1	1
Class I	69,270
Class P	74
Total	$69,596

6. Distributions to shareholders by class

	Year Ended December 31, 2019	Year Ended December 31, 2018
Net Investment Income:
Class A	$9,265,403	$9,232,870
Class C	287,507	285,290
Class C1	113,846	276,071
Class I	12,130,476	7,002,443
Class P	1,560,735	1,763,083
Total	$23,357,967	$18,559,757

Net Realized Gains:
Class A	$633,877	—
Class C	23,222	—
Class C1	3,601	—
Class I	1,036,989	—
Class P	102,685	—
Total	$1,800,374	—

64	Western Asset Corporate Bond Fund 2019 Annual Report

7. Shares of beneficial interest

At December 31, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2019		Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	4,189,567	$52,467,728	2,383,810	$28,820,042
Shares issued on reinvestment	764,446	9,634,496	750,558	9,013,063
Shares repurchased	(3,401,287)	(42,562,975)	(5,039,073)	(60,719,289)
Net increase (decrease)	1,552,726	$19,539,249	(1,904,705)	$(22,886,184)

Class C
Shares sold	193,684	$2,431,013	181,365	$2,189,809
Shares issued on reinvestment	20,101	253,159	19,194	230,289
Shares repurchased	(226,133)	(2,842,801)	(206,538)	(2,483,195)
Net decrease	(12,348)	$(158,629)	(5,979)	$(63,097)

Class C1
Shares sold	26,659	$338,890	42,516	$509,588
Shares issued on reinvestment	8,941	110,103	21,727	259,489
Shares repurchased	(526,162)	(6,477,712)	(230,045)	(2,749,128)
Net decrease	(490,562)	$(6,028,719)	(165,802)	$(1,980,051)

Class I
Shares sold	29,899,949	$376,312,422	11,596,459	$140,446,275
Shares issued on reinvestment	850,767	10,788,244	452,485	5,415,968
Shares repurchased	(9,353,888)	(117,388,848)	(7,204,244)	(86,266,044)
Net increase	21,396,828	$269,711,818	4,844,700	$59,596,199

Class P
Shares sold	106,596	$1,337,100	135,247	$1,612,201
Shares issued on reinvestment	129,437	1,627,531	144,180	1,730,236
Shares repurchased	(602,929)	(7,536,395)	(878,914)	(10,552,717)
Net decrease	(366,896)	$(4,571,764)	(599,487)	$(7,210,280)

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund and Western Asset Government Cash Management Portfolio, LLC (“Cash Management Portfolio”), an affiliated private

Western Asset Corporate Bond Fund 2019 Annual Report	65

Notes to financial statements (cont’d)

money market fund, both managed by Western Asset, the Fund’s subadviser. Cash Management Portfolio was available as a cash management vehicle for certain proprietary investment companies affiliated with Legg Mason. While Cash Management Portfolio was not a registered money market fund, it conducted all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Based on the Fund’s relative ownership, the following companies were considered affiliated companies for all or some portion of the year ended December 31, 2019. The following transactions were effected in shares of such companies for the year ended December 31, 2019.

	Affiliate Value at December 31, 2018	Purchased		Sold
		Cost	Shares	Cost	Shares
Western Asset Government Cash Management Portfolio, LLC	$701,970	$321,939,110	321,939,110	$322,641,080	322,641,080
Western Asset Premier Institutional Government Reserves, Premium Shares	—	26,359,868	26,359,868	9,579,702	9,579,702
	$701,970	$348,298,978		$332,220,782

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at December 31, 2019
Western Asset Government Cash Management Portfolio, LLC	—	$268,481	—	—
Western Asset Premier Institutional Government Reserves, Premium Shares	—	10,400	—	$16,780,166
	—	$278,881	—	$16,780,166

9. Redemption facility

The Fund and certain other participating funds within the Legg Mason Partners Income Trust, Legg Mason Partners Institutional Trust and Legg Mason Partners Variable Income Trust (the “Participating Funds”), have available an unsecured revolving credit facility (the “Redemption Facility”) from the lenders and The Bank of New York Mellon (“BNY Mellon”), as administrative agent for the lenders. The Redemption Facility is to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of shares.

66	Western Asset Corporate Bond Fund 2019 Annual Report

Under the agreement, BNY Mellon provides a 364-day revolving credit facility, in the aggregate amount of $220 million. Unless renewed, the agreement will terminate on November 16, 2020. Any borrowings under the Redemption Facility will bear interest at current market rates as set forth in the credit agreement. The annual commitment fee to maintain the Redemption Facility is 0.15% and is incurred on the unused portion of the facility and is allocated to all Participating Funds pro rata based on net assets; there is no upfront fee. Prior to November 18, 2019, the Fund paid a commitment fee of 0.10% and an upfront fee of 0.05%. For the year ended December 31, 2019, the Fund incurred a commitment fee in the amount of $6,607. The Fund did not utilize the Redemption Facility during the year ended December 31, 2019.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$25,158,341	$18,559,757

As of December 31, 2019, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$1,024,145
Other book/tax temporary differences(a)	(1,441,850)
Unrealized appreciation (depreciation)(b)	31,699,644
Total distributable earnings (loss) — net	$31,281,939

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and the difference between the book and tax cost basis of investments in partnerships.

11. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

Western Asset Corporate Bond Fund 2019 Annual Report	67

Notes to financial statements (cont’d)

12. Subsequent event

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, the Fund’s investment adviser (the “Manager”), currently an indirect wholly owned subsidiary of Legg Mason, would become an indirect wholly owned subsidiary of Franklin Resources. The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s investment management contract with the Manager, and any related sub-advisory contract(s), where applicable. Therefore, the Fund’s Board is expected to be asked to approve a new investment management contract between the Fund and the Manager (and a new sub-advisory contract(s), if applicable). If approved by the Board, the new investment management contract (and the new sub-advisory contract(s), if applicable) is expected to be presented to the shareholders of the Fund for their approval.

68	Western Asset Corporate Bond Fund 2019 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Corporate Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Corporate Bond Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the three years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended December 31, 2016 and the financial highlights for each of the periods ended on or prior to December 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2020

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

Western Asset Corporate Bond Fund 2019 Annual Report	69

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Income Trust (the “Trust”) held on November 11-12, 2019, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to Western Asset Corporate Bond Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company, LLC (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received extensive information in advance of the meeting to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and asked questions and requested additional information from management. Throughout the year the Board (including its various committees) had met with representatives of the Manager and the Subadviser, and had received information relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement. In addition, prior to the meeting the Independent Trustees met with their independent legal counsel to discuss and consider the information provided and submitted questions to management, and they considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information received and considered by the Board both in conjunction with the November meeting and throughout the year was both written and oral. The contractual arrangements discussed below are the product of multiple years of review and negotiation and information received and considered by the Board during those years.

The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal

70	Western Asset Corporate Bond Fund

counsel at which no representatives of the Manager and Subadviser were present. The Independent Trustees considered the Management Agreement and the Sub-Advisory Agreement separately in the course of their review. In doing so, they noted the respective roles of the Manager and the Subadviser in providing services to the Fund.

In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement. Each Trustee may have attributed different weight to the various factors in evaluating the Management Agreement and the Sub-Advisory Agreement.

After considering all relevant factors and information, the Board, exercising its business judgment, determined that the continuation of the Management Agreement and Sub-Advisory Agreement was in the best interests of the Fund’s shareholders and approved the continuation of each such agreement for another year.

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge gained as Trustees of funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser, and of the undertakings required of the Manager and Subadviser in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the risks associated with the Fund borne by the Manager and its affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Manager’s and the Subadviser’s risk management processes.

Western Asset Corporate Bond Fund	71

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser. The Board recognized the importance of having a fund manager with significant resources.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. The Board also considered the policies and practices of the Manager and the Subadviser regarding the selection of brokers and dealers and the execution of portfolio transactions. In addition, the Board considered management’s periodic reports to the Board on, among other things, its business plans and any organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all funds (including the Fund) classified as BBB-rated corporate debt funds by Lipper, showed, among other data, that the Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2019 was above the median.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided), including performance, under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual management fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and

72	Western Asset Corporate Bond Fund

sub-advisory services provided by the Manager and the Subadviser. The Board also considered that fee waiver and/or expense reimbursement arrangements are currently in place for the Fund. The Board also noted that the compensation paid to the Subadviser is the responsibility and expense of the Manager, not the Fund.

In addition, the Board received and considered information provided by Broadridge comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that while the Board found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board also reviewed information regarding fees charged by the Manager and/or the Subadviser to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts.

The Board considered the overall management fee, the fees of the Subadviser and the amount of the management fee retained by the Manager after payment of the subadvisory fee in each case in light of the services rendered for those amounts. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of BBB-rated corporate debt funds (including the Fund) chosen by Broadridge to be comparable to the Fund, showed that the Fund’s Contractual Management Fee and Actual Management Fee were approximately equivalent to the median. The Board noted that the Fund’s actual total expense ratio was above the median. The Board took into account management’s discussion of the Fund’s expenses. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2021.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fee for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Western Asset Corporate Bond Fund	73

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed by an outside consultant. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Fund’s Contractual Management Fee was approximately equivalent to the asset-weighted average of management fees paid by other funds in the same Broadridge investment classification/objective at the range of asset levels relevant to the Fund. The Board also noted that the Fund’s Contractual Management Fee and Actual Management Fee were approximately equivalent to the median of the expense group.

The Board determined that the management fee structure for the Fund was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

74	Western Asset Corporate Bond Fund

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A special meeting of shareholders was held on December 3, 2019 for shareholders of record as of September 13, 2019 (the “Record Date”) to elect the Board of Trustees of the Trust. Shareholders of the Fund and each other series of the Trust voted together as a single class to elect the Board.

Shareholders of the Trust voted as indicated below (vote totals are rounded to the nearest whole number). Effective January 1, 2020, the Board is composed of the following Trustees:

Trustee	For	Withheld	Abstained
Robert Abeles, Jr.	11,997,108,647	276,409,003	434,312
Jane F. Dasher	11,994,622,783	279,066,222	262,958
Anita L. DeFrantz	11,977,500,738	296,188,267	262,958
Avedick B. Poladian	12,008,511,650	265,038,045	402,268
Susan B. Kerley	11,991,288,921	282,260,773	402,268
William E.B. Siart	11,976,672,918	296,844,732	434,312
Jaynie Miller Studenmund	12,005,543,214	267,996,794	411,955
Ronald L. Olson	11,995,459,439	278,154,565	337,959
Peter J. Taylor	12,000,052,983	273,487,025	411,955
Jane E. Trust	12,008,224,324	265,464,680	262,958

The above Trustees have also been elected to serve as board members of other Western Asset-advised mutual funds within the Legg Mason fund complex.

Western Asset Corporate Bond Fund	75

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Corporate Bond Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Previously, two different boards, the Legg Mason Partners Fixed Income Funds Board and the Western Asset Funds Board, oversaw substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC†. A joint proxy statement was mailed to solicit shareholder approval for the election of a unified board. On December 3, 2019, a joint special meeting of shareholders of the funds was held to elect the unified board members. During this meeting, shareholders approved these nominees for Board membership — resulting in one Board overseeing these funds effective January 1, 2020.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees††

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

76	Western Asset Corporate Bond Fund

Independent Trustees†† (cont’d)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	None

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

Western Asset Corporate Bond Fund	77

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees†† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2018)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[4] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

78	Western Asset Corporate Bond Fund

Interested Trustee

Ronald L. Olson[5]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	55
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[6]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 145 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee[3]	142
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason, Inc. (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Western Asset Corporate Bond Fund	79

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

80	Western Asset Corporate Bond Fund

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Fund	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Christopher Berarducci* Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Western Asset Management Company, LLC (“Western Asset”) is a subadviser to LMPFA with respect to the funds. Western Asset Management Company Limited (“Western Asset London”), Western Asset Management Company Ltd (“Western Asset Japan”) and Western Asset Management Company Pte. Ltd. (“Western Asset Singapore” and, collectively with Western Asset, Western Asset London and Western Asset Japan, the “subadvisers”), also serve as subadvisers to certain of the funds.

Western Asset Corporate Bond Fund	81

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

††	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective September 23, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex.

[4]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[5]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[6]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

82	Western Asset Corporate Bond Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2019:

Record date:	Daily	12/5/2019
Payable date:	January 2019 through December 2019	12/6/2019
Interest from Federal Obligations	1.96%	1.96%
Interest-related Dividends*	55.00%	55.00%
Qualified Short-Term Capital Gain Dividend*	—	$0.030100

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

*

Qualified Short-Term Capital Gain dividend and the following percentage of the ordinary income distributions paid monthly by the Fund which represent Interest-related dividends are eligible for exemption from U.S. withholding tax for non-resident aliens and foreign corporations.

Western Asset Corporate Bond Fund	83

Western Asset

Corporate Bond Fund

Trustees*

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

*

During a December 3, 2019 special meeting of shareholders, a new group of board members were elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC, effective January 1, 2020.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Corporate Bond Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Corporate Bond Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Corporate Bond Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2020 Legg Mason Investor Services, LLC

FD00317 2/20 SR20-3814

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2018 and December 31, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $316,910 in December 31, 2018 and $168,455 in December 31, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2018 and $0 in December 31, 2019.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in December 31, 2018 and $0 in December 31, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $12,000 in December 31, 2018 and $0 in December 31, 2019.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2018 and December 31, 2019; Tax Fees were 100% and 100% for December 31, 2018 and December 31, 2019; and Other Fees were 100% and 100% for December 31, 2018 and December 31, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $678,000 in December 31, 2018 and $938,841 in December 31, 2019.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.*
Jane F. Dasher*
Anita L. DeFrantz*
Susan B. Kerley*
Ronald L. Olson*
Avedick B. Poladian*
William E.B. Siart*
Jaynie M. Studenmund*
Peter J. Taylor*

*  During a December 3, 2019 special meeting of shareholders, a new group of board members were elected to oversee substantially all the mutual funds within the Legg Mason fund complex that are advised by Western Asset Management Company, LLC., effective January 1, 2020.

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 2, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	March 2, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	March 2, 2020